                                 NORTHERN FUNDS


                        Supplement dated November 6, 1996
                      to the Prospectus dated July 31, 1996


         The Financial Highlights in the following table supplement the Technology Fund's financial statements, which are included in the Northern Funds' Statement of Additional Information dated July 31, 1996 (as revised November 6, 1996) (the "Additional Statement") and set forth certain historic investment results of the Technology Fund. The table sets forth selected per share data and ratios of the Technology Fund for the period April 1, 1996 (commencement of operations) through September 30, 1996. The information has not been audited by Northern Funds' independent auditors and should be read in conjunction with the financial statements and related notes included in the Additional Statement. Information about the performance of the Technology Fund will be contained in the Northern Funds' future annual reports to shareholders, which may be obtained without charge when they become available by calling the Northern Funds Center at 1-800-595-9111 or writing P.O. Box 75986, Chicago, Illinois 60690-6319.

                                                                    TECHNOLOGY FUND
                                                                    SIX MONTHS ENDED
                                                                   SEPTEMBER 30, 1996
                                                                       (UNAUDITED)
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
      Net investment loss                                                 (0.02)
      Net realized and unrealized gains on investments                     2.31
--------------------------------------------------------------------------------------
      Total Income from Investment Operations                              2.29
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $ 12.29
--------------------------------------------------------------------------------------

TOTAL RETURN                                                              22.88%

SUPPLEMENTAL DATA AND RATIOS:
      Net assets, in thousands, end of period                           $22,856
      Ratio to average net assets of:(1)
           Expenses, net of waivers and reimbursements                     1.25%
           Expenses, before waivers and reimbursements                     2.42%
           Net investment loss, net of waivers and reimbursements         (0.57)%
           Net investment loss, before waivers and reimbursements         (1.74)%

Portfolio Turnover Rate                                                   14.81%
Average Commissions Per Share(2)                                        $  0.0671

(1)   Annualized.

(2) The Fund is required to disclose its average commission rate per share for equity security trades on which commissions are charged. This amount may vary from period to period depending on the mix of trades executed in the various markets where practices and commission rate structures may differ.

                                                                        33-73404
                                                                        811-8236

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION

                                MONEY MARKET FUND
                        U.S. GOVERNMENT MONEY MARKET FUND
                           MUNICIPAL MONEY MARKET FUND
                    U.S. GOVERNMENT SELECT MONEY MARKET FUND
                     CALIFORNIA MUNICIPAL MONEY MARKET FUND
                              U.S. GOVERNMENT FUND
                                FIXED INCOME FUND
                          INTERMEDIATE TAX-EXEMPT FUND
                                 TAX-EXEMPT FUND
                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                         INTERNATIONAL FIXED INCOME FUND
                               INCOME EQUITY FUND
                               GROWTH EQUITY FUND
                               SELECT EQUITY FUND
                                 SMALL CAP FUND
                        (formerly, Small Cap Growth Fund)
                        INTERNATIONAL GROWTH EQUITY FUND
                        INTERNATIONAL SELECT EQUITY FUND
                                 TECHNOLOGY FUND
                                STOCK INDEX FUND

                                 NORTHERN FUNDS
                                  (THE "TRUST")



         This Statement of Additional Information (the "Additional Statement") dated July 31, 1996 (as revised November 6, 1996) is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated July 31, 1996, as amended or supplemented from time to time, for the Money Market Fund, U.S. Government Money Market Fund, Municipal Money Market Fund, U.S. Government Select Money Market Fund, California Municipal Money Market Fund (collectively, the "Money Market Funds"), U.S. Government Fund, Fixed Income Fund, Intermediate Tax-Exempt Fund, Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, International Fixed Income Fund, Income Equity Fund, Growth Equity Fund, Select Equity Fund, Small Cap Fund, International Growth Equity Fund, International Select Equity Fund, Technology Fund and Stock Index Fund (collectively, the "Non-Money Market Funds," and together with the Money Market Funds, the "Funds") of Northern Funds (the "Prospectus"). Copies of the Prospectus may be obtained without charge from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois

60690-9069 or by calling 1-800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

                                   ----------

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NORTHERN FUNDS OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NORTHERN FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

         SHARES OF NORTHERN FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST BANK, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT
FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL
DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

                                      INDEX

                                                                                                         Page
                                                                                                         ----
ADDITIONAL INVESTMENT INFORMATION......................................................................     4
         Investment Objectives and Policies............................................................     4
         Special Risk Factors and Considerations Relating to
             California Municipal Instruments and Florida
             Municipal Instruments.....................................................................    26
         Investment Restrictions.......................................................................    44

ADDITIONAL TRUST INFORMATION...........................................................................    48
         Trustees and Officers.........................................................................    48
         Investment Adviser, Transfer Agent and Custodian..............................................    51
         Administrator and Distributor.................................................................    63
         Service Organizations.........................................................................    66
         Counsel and Auditors..........................................................................    68
         In-Kind Purchases.............................................................................    68
         Automatic Investing Plan......................................................................    68
         Redemptions and Exchanges.....................................................................    69

PERFORMANCE INFORMATION................................................................................    70
         Money Market Funds............................................................................    70
         Non-Money Market Funds........................................................................    71
         General Information...........................................................................    73

AMORTIZED COST VALUATION...............................................................................    75

TAXES..................................................................................................    77
         Federal - General Information.................................................................    77
         Federal - Tax-Exempt Information..............................................................    79
         Taxation of Certain Financial Instruments  ...................................................    81
         Special State Tax Considerations Pertaining to the
             California Municipal Money Market Fund....................................................    83
         Special State Tax Considerations Pertaining to the
             Florida Intermediate Tax-Exempt Fund......................................................    85

DESCRIPTION OF SHARES..................................................................................    86

FINANCIAL STATEMENTS...................................................................................    90

OTHER INFORMATION......................................................................................    90

APPENDIX A (Description of Ratings)....................................................................   A-1

APPENDIX B (Description of Futures Transactions).......................................................   B-1

APPENDIX C (Unaudited Financial Statements of
           Technology Fund)............................................................................   C-1

                        ADDITIONAL INVESTMENT INFORMATION


INVESTMENT OBJECTIVES AND POLICIES

         The following supplements the investment objectives and policies of the Funds as set forth in the Prospectus.

                  MONEY MARKET FUNDS

                           Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing only in high-quality money market instruments.

                           U.S. Government Money Market Fund has the same objective as the Money Market Fund but invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related repurchase agreements.

                           Municipal Money Market Fund seeks high current income exempt from regular federal tax to the extent consistent with preserving capital by investing mainly in short-term Municipal Instruments.

                           U.S. Government Select Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

                           California Municipal Money Market Fund seeks to provide its shareholders to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

                  FIXED INCOME FUNDS

                           U.S. Government Fund seeks high current income from U.S. government securities. The Fund's dollar-weighted average maturity is anticipated to range between one and ten years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

                           Fixed Income Fund seeks high current income from a broad range of bonds and other fixed income securities. It is designed for investors who seek income and greater stability of principal than is generally available from longer-term, higher yielding bonds. The Fund's average maturity is anticipated to range between seven and twelve years. This Fund generally presents greater risk and reward potential than the U.S. Government Fund.

                           International Fixed Income Fund seeks to maximize total return consistent with reasonable risk while investing in foreign securities markets. Total return is comprised of current income and value fluctuations from investing in bonds and other fixed income securities of foreign issuers.

                  TAX-EXEMPT FUNDS

                           Intermediate Tax-Exempt Fund seeks high current income exempt from regular federal income tax. The Fund invests in a broad range of Municipal Instruments with an expected average maturity of three to ten years.

                           Tax-Exempt Fund also seeks high current income exempt from regular federal income tax by investing in Municipal Instruments with an expected average maturity of ten to thirty years.

                           Florida Intermediate Tax-Exempt Fund seeks a high level of current income exempt from regular federal income tax. The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

                  EQUITY FUNDS

                           Income Equity Fund seeks to achieve high current income and, as a secondary objective, longer-term capital appreciation. The Fund invests in convertible and other equity securities. Because it emphasizes high current income, this Fund is likely to have the least price fluctuation of Northern Fund's equity funds.

                           Growth Equity Fund seeks long-term capital appreciation by investing mainly in the equity securities of growth companies. It is designed for investors willing to accept above-average price volatility in search of long-term reward.

                           Select Equity Fund is also for the more aggressive investor, seeking long-term capital appreciation by investing principally in common stocks of companies the adviser believes to have superior growth characteristics. Any income is incidental to this objective.

                           Small Cap Fund seeks long-term capital appreciation; any income is incidental to this objective. Because it invests principally in the equity securities of smaller companies, this Fund is likely to have more price volatility than the Growth Equity and Select Equity Funds.

                           International Growth Equity Fund offers the potential benefits of international diversification to investors willing to accept above-average price volatility while seeking long-term capital appreciation. While subject to additional risks such as currency fluctuations and the higher volatility of foreign securities, this Fund uses diversification, in an effort to control risk.

                           International Select Equity Fund seeks long-term growth by investing principally in common stock of foreign issuers that the adviser believes are growing faster than their markets. Because fewer countries and securities are generally represented in this Fund than in the International Growth Equity Fund, it is likely to experience more price volatility.

                           Technology Fund seeks long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in securities of companies principally engaged in technology business activities. An issuer is considered principally engaged in technology business activities if such issuer is listed on the Hambrecht and Quist Technology Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index or any other comparable index.

                           The SoundView Technology Index includes
                           approximately 100 companies from the design, automation, communications, mainframe computer, microcomputer, minicomputer, peripherals, semiconductor, software and related services industries. The Hambrecht & Quist Technology Index

                           (the "H&Q Index") is comprised of publicly traded stocks of approximately 200 technology companies. The H&Q Index includes companies in the electronics, medical and related technologies industries and is a market capitalization weighted index. Changes in the indices may occur when SoundView or H&Q choose to modify their indices or as mergers, acquisitions and failures dictate. Such changes may happen with fair regularity owing to the fast-changing nature of the technology industries.

                           Stock Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500 Index.

         COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

         A Fund may invest a portion of its net assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee Cds"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee Bas"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Money Market Fund and Fixed Income Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by Northern Trust. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

         REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by Northern Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

         REVERSE REPURCHASE AGREEMENTS. A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a

Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account cash, U.S. Government securities or other liquid high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectus, Northern Trust will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

         FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

         When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund's custodian (or subcustodian) will maintain in a segregated account cash, U.S. Government securities or other liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian or subcustodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

         UNITED STATES GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Student Loan Marketing Association ("SLMA"), Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks and Maritime Administration.

         SUPRANATIONAL BANK OBLIGATIONS. A Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

         STRIPPED OBLIGATIONS. Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         In addition, the Funds, other than the U.S. Government Select Money Market Fund, may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. Northern Funds is unaware of any binding legislative, judicial or administrative authority on this issue.

         The Prospectus discusses other types of stripped securities that may be purchased by the Funds, including stripped mortgage-backed securities.

         ASSET-BACKED SECURITIES. To the extent described in the Prospectus, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by the Funds may include collateralized mortgage obligations ("CMOs") issued by private companies.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         MUNICIPAL INSTRUMENTS. Opinions relating to the validity of Municipal Instruments (including California Municipal Instruments and Florida Municipal Instruments) and to federal and state tax issues relating to these securities are rendered by counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust. Neither Northern Funds nor Northern Trust will review the proceedings relating to the issuance of Municipal Instruments or the bases for such opinions.

         An issuer's obligations under its Municipal Instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Instruments may be materially adversely affected by litigation or other conditions.

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Northern Funds cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of Municipal Instruments for investment by the Intermediate Tax-Exempt, Tax-Exempt, Florida Intermediate Tax-Exempt, California Municipal Money Market and Municipal Money Market Funds and the Funds' liquidity and value. In such an event the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

         Certain of the Municipal Instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Fund may invest more than 25% of its total assets in Municipal Instruments covered by insurance policies.

         Interest earned by the Intermediate Tax-Exempt Fund, Tax-Exempt Fund or Florida Intermediate Tax-Exempt Fund on private activity bonds (if any) that is treated as a specific tax preference item under the federal alternative minimum tax will not be deemed to have been derived from Municipal Instruments for purposes of determining whether that Fund meets its fundamental policy that at least 80% of its annual gross income be derived from Municipal Instruments.

         As described in the Prospectus, the Tax-Exempt Funds may invest in municipal leases, which may be considered liquid under guidelines established by Northern Funds' Board of Trustees. The guidelines will provide for determination of the liquidity and proper valuation of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Northern Trust, under the supervision of Northern Funds' Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

         STANDBY COMMITMENTS. The California Municipal Money Market, Municipal Money Market, Intermediate Tax-Exempt, Tax-Exempt and Florida Intermediate Tax-Exempt Funds may enter into standby commitments with respect to Municipal Instruments held by them. Under a standby commitment, a dealer agrees to purchase at a Fund's option a specified Municipal Instrument. Standby commitments may be exercisable by a Fund at any time before the maturity of the underlying Municipal Instruments and may be sold, transferred or assigned only with the instruments involved.

         The Funds expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for Municipal Instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by a Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each standby commitment is acquired.

         The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in Northern Trust's opinion, present minimal credit risks. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying Municipal Instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

         WARRANTS. The Income Equity, Growth Equity, Select Equity, Small Cap, International Growth Equity, International Select Equity and Technology Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges or a major foreign exchange. Warrants acquired by a Fund in shares or attached to other securities are not subject to this restriction. The Money Market Funds and the U.S. Government, Fixed Income, Intermediate Tax-Exempt, Tax-Exempt, Florida Intermediate Tax-Exempt, International Fixed Income and Stock Index Funds do not intend to invest in warrants.

         FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fixed Income, International Fixed Income, Income Equity, Growth Equity, Select Equity, Small Cap, International Growth Equity, International Select Equity and Technology Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time.

         A Fund may enter into forward foreign currency exchange contracts in several circumstances. For example, when entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         In addition, when Northern Trust anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars. In addition, Northern Trust may purchase or sell forward foreign currency exchange contracts for the International Fixed Income Fund, International Growth Equity Fund and International Select Equity Fund (collectively, the "International Funds") to seek to increase total return when Northern Trust anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not in Northern Trust's view present attractive investment opportunities and are not held by a Fund.

         A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid securities, equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Fund's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or
(ii) greater than the Fund's price to sell the currency provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

         OPTIONS. Each Non-Money Market Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, securities indices, financial instruments, foreign currencies or (in the case of the International Fixed Income Fund) the yield differential between two securities ("yield curve options"), and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security. Options on indices and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid securities, in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

         With respect to yield curve options, a call (or put) option is covered if the International Fixed Income Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

         A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         FUTURES CONTRACTS AND RELATED OPTIONS. The Funds (other than the Money Market Funds) may purchase and sell futures contracts and may purchase and sell call and put options on futures contracts. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the National Futures Association or any domestic futures exchange. In particular, the Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

         REAL ESTATE INVESTMENT TRUSTS. The Small Cap Fund may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties. Investments in REITs may subject the Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, the Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

         SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or (except for the U.S. Government Money Market Fund, U.S. Government Select Money Market Fund and U.S. Government Fund) irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

          INTEREST RATE AND CURRENCY SWAPS.  The U.S. Government, Fixed
Income, Intermediate Tax-Exempt, Tax-Exempt, Florida Intermediate
Tax-Exempt Fund, International Fixed Income and Income Equity Funds may enter into interest rate swaps for hedging purposes and not for speculation. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The International Funds may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

         A Fund will only enter into interest rate swaps on a net basis, i.e. the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and Northern Trust believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

         The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash, U.S. Government securities or other liquid securities, having an aggregate net asset value at least equal to such accrued excess, will be maintained in a segregated account by the Funds' custodian.

         A Fund will not enter into a currency or interest rate swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

         CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities for the Fixed Income, Income Equity, Growth Equity, Select Equity, Small Cap, International Growth Equity, International Select Equity, International Fixed Income and Technology Funds, Northern Trust will consider, among other factors: its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

         Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

         In general, investments in non-investment grade convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed-income securities. Such lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower rated securities.

         RISKS RELATED TO LOWER-RATED SECURITIES. While any investment carries some risk, certain risks associated with lower-rated securities are different than those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

         There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.

         The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

         If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as a Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.

         In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

         Current laws, such as those requiring federally-insured savings and loan associations to remove investments in lower-rated securities from their portfolios, as well as other pending proposals, may have a material impact on the market for lower-rated securities.

         The rating assigned by a rating agency evaluates the safety of a lower-rated security's principal and interest payments, but does not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, Northern Trust performs its own analysis of the issuers whose lower-rated securities a Fund holds. Because of this, a Fund's performance may depend more on its adviser's credit analysis than is the case of mutual funds investing in higher-rated securities.

         INVESTMENT COMPANIES. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made, not more than 3% of the outstanding voting stock of any one investment company will be owned by Northern Funds as a whole and their affiliated persons (as defined in the 1940 Act). An investment company whose securities are purchased by a Fund is not obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed the amount may be illiquid.

         YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Funds invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of Standard & Poor's, Moody's, Duff, Fitch and Thomson BankWatch, Inc. represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. For the fiscal year ended March 31, 1996, the turnover rates with respect to the U.S. Government, Fixed Income, Intermediate Tax-Exempt, Tax-Exempt, International Fixed Income, Income Equity, Growth Equity, Select Equity, Small Cap, International Growth Equity and International Select Equity Funds were 112.00%, 116.22%, 137.85%, 60.50%, 52.05%, 67.32%, 73.20%, 137.99%, 46.59%, 216.86% and 176.71%, respectively.
There was a significant variation between the portfolio turnover rates for the fiscal year ended March 31, 1995 and the fiscal year ended March 31, 1996 for the Select Equity, U.S. Government, Fixed Income and International Select Equity Funds due to shareholder purchase/redemption activity, portfolio restructuring and interest rate fluctuations. The Florida Intermediate Tax-Exempt Fund, Technology Fund and Stock Index Fund had not commenced operations during the fiscal year ended March 31, 1996.

         MISCELLANEOUS. The Funds will not normally engage in the trading of securities for short-term profits. However, the Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Funds will not engage in selling securities short. The Funds may, however, make short sales against the box although the Funds have no current intention to do so in the coming year. "Selling short against the box" involves selling a security that a Fund owns for delivery at a specified date in the future.

SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA
MUNICIPAL INSTRUMENTS AND FLORIDA MUNICIPAL INSTRUMENTS

         Some of the risk factors relating to investments by the California Municipal Money Market Fund in California Municipal Instruments and investments by the Florida Intermediate Tax-Exempt Fund in Florida Municipal Investments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California Municipal Instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this Statement of Additional Information and, with respect to the Florida Intermediate Tax-Exempt Fund, the information is derived principally from official statements relating to issues of Florida Municipal Instruments released prior to the date of this Additional Statement. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         CALIFORNIA MUNICIPAL INSTRUMENTS

         ECONOMIC FACTORS. Fiscal Years Prior to 1994-95. By the close of the 1989-90 Fiscal Year California's revenues had fallen below projections, so that the State's budget reserve, the Special Fund for Economic Uncertainties (the "Special Fund"), was fully depleted by June 30, 1990. A recession which had begun in mid-1990, combined with higher health and welfare costs driven by the State's rapid population growth, adversely affected General Fund revenues, and raised expenditures above initial budget appropriations.

                  As a result of these factors and others, the State confronted a period of budget imbalance lasting from the late 1980's through 1992-93. During this difficult period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the Special Fund of nearly $2.8 billion at its peak on June 30, 1993. Thus, beginning with the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. In this context, the Legislature and Governor agreed on the following principal steps to produce Budget Acts in the years 1991-92 to 1993-94:

                  1. Significant cuts in health and welfare program expenditures;

                  2. Transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

                  3. Transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98;

                  4. Reduction in growth of support for higher education programs, coupled with increases in student fees;

                  5. Revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

                  6. Increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants; and

                  7. Various one-time adjustments and accounting changes.

                  Despite these budget actions, the recession still produced large, unanticipated deficits in the Special Fund. By the 1993-94 Fiscal Year, the accumulated deficit was too large to be prudently retired in one year, so a two-year program was implemented which used revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan had to be implemented in 1994-95.

                  Along with other factors such as the disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, another consequence of the accumulated budget deficits was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992 the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemption from proceeds of the issuance of 1992 Interim Notes.

                  In late spring of 1992, the State Controller issued revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs. Consequently, a succession of notes and warrants were issued in the period from June 1992 to July 1994 to pay previously maturing notes or warrants. These borrowings were used in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.

                  A key feature of the 1993-94 Budget Act was a plan to retire the $2.8 billion budget deficit which had been accumulated by June 30, 1993 (the "Deficit Retirement Plan"). This 18-month plan used existing statutory authority to borrow $2.8 billion externally. The 1993-94 Budget Act provided that $1.6 billion of the deficit elimination loan would be repaid by December 23, 1993 from a portion of the proceeds of the $2.0 billion 1993 Revenue Anticipation Warrants issued on June 23, 1993. Legislation enacted with the 1993-94 Budget Act directed the State Controller to issue $1.2 billion of registered reimbursement warrants in the 1993-94 Fiscal Year to fund the balance of the accumulated deficit. Pursuant to this directive, the State issued $1.2 billion of 1994 Revenue Anticipation Warrants, Series A (the "Series A Warrants") in February 1994, which matured on December 21, 1994. The legislation also created a Deficit Retirement Fund within the State Treasury and the State Controller transferred $1.2 billion from the General Fund to this Deficit Retirement Fund to retire the Series A Warrants.

                  The Deficit Retirement Plan was designed to balance the budget over the 1993-94 and 1994-95 Fiscal Years, and projected a General Fund balance of $260 million by June 30, 1995. However, fiscal conditions did not improve as projected and the revenue assumptions of the Deficit Retirement Plan could not be met. Accordingly, the 1994-95 Budget Act anticipated deferring retirement of about $1 billion of the carryover budget deficit to the 1995-96 Fiscal Year. This 22-month Deficit Reduction Plan relied on existing statutory authority to borrow $4 billion externally, including approximately $1 billion as carryover budget deficit. In addition, Chapter 136, Statutes of 1994, created in the Warrant Payment Fund according to which the State Controller was directed to transfer from the General Fund to the Warrant Payment Fund in four equal installments the amount necessary to retire the $4.0 billion of revenue anticipation warrants maturing on April 25, 1996.

                  1994-95 Fiscal Year. The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projected General Fund revenues and transfers of $41.9 billion -- $2.1 billion more than actual revenues received in 1993-94 -- and expenditures of $40.9 billion which represented an increase of $1.6 billion over the prior year.


                  As a result of the improving economy, the Department of Finance's final estimates for the fiscal year showed revenues and transfers of $42.7 billion and expenditures of $42.0 billion, thus reducing the accumulated budget deficit to about $600 million and reflecting the Administration's forecast of an improving economy.

                  The principal features of the 1994-95 Budget Act were as follows:

                  1. Receipt of additional federal aid of about $760 million for costs of refugee assistance and costs of incarceration and medical care for illegal immigrants. Only about $33 million of this amount was received, with about another $98 million scheduled to be received in the 1995-96 Fiscal Year;

                  2. Reductions of approximately $1.1 billion in health and welfare costs. A 2.3% reduction in Aid to Family with Dependent Children payments (equal to about $56 million for the entire fiscal year) has been temporarily suspended by court order pending appeal;

                  3. A General Fund increase of approximately $38 million in support for the University of California and $65 million for California State University, accompanied by student fee increases for both the University of California and California State University;

                  4. Proposition 98 funding for K-14 schools was increased by $526 million from 1993-94 Fiscal Year levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provided approximately $4,217 per student for K-12 schools, equal to the level in the prior three years; and

                  5. Additional miscellaneous cuts ($500 million), fund transfers ($255 million), and adjustment to prior years' legislation concerning property tax shifts for local governments ($300 million).

                  The 1994-95 Budget Act contained no tax increases. Under legislation enacted for the 1993-94 Budget Act, the renters' tax credit was suspended for two years (1993 and 1994). The Legislature enacted a further one-year suspension of the renters' tax credit, for 1995, saving about $390 million in the 1995-96 Fiscal Year.

                  The State's cash flow management plan for the 1994-95 Fiscal Year included the issuance of $4.0 billion of Revenue Anticipation Warrants, Series C and D, to mature on April 25, 1996, as part of a two-year plan to retire the accumulated State budget deficit. To assure repayment of these warrants, the Legislature enacted a backup mechanism which could result in automatic expenditure cuts if projected revenues did not meet certain targets (the "Budget Adjustment Law").

                  The third and last step in the Budget Adjustment Law process occurred on October 16, 1995, when the State Controller issued a report (the "October Trigger Report") reviewing the estimated cash condition of the General Fund for the 1995-96 Fiscal Year. The State Controller estimated that the General Fund would have at least $1.4 billion of internal cash resources on June 30, 1996. Put another way, external borrowing would not be needed on June 30, 1996. As a result of this finding, certain provisions of the Budget Adjustment Law, which could have ultimately led to automatic, across-the-board cuts in the General Fund budget, will not have to be implemented. Likewise, an earlier report issued on November 15, 1994, avoided implementation of any automatic budget cuts in the 1994-95 fiscal year.

                  1995-96 Fiscal Year. With strengthening revenues and reduced caseload growth based on an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and Legislature prevented timely enactment of the budget. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projected that after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve on June 30, 1996. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.

                  The following are the principal features of the 1995-96 Budget
Act:

                  1. Proposition 98 funding for schools and community colleges was originally budgeted to increase by about $1.0 billion (General
         Fund) and $1.2 billion total above revised 1994-95 levels. Because of higher than projected revenues in 1994-95, an additional $543 million ($91 per K-12 ADA) was appropriated to the 1994-95 Proposition 98 entitlement. A large part of this is a block grant of about $54 per pupil for any onetime purpose. For the first time in several years, a full 2.7 percent cost of living allowance was funded. The budget compromise anticipates a settlement of the CTA v. Gould litigation (discussed below). The Governor's 1996-97 Budget indicates that, with revenues even higher than projected, Proposition 98 apportionments will exceed the amounts originally budgeted, reaching a level of $4,500 per ADA;

                  2. Cuts in health and welfare costs totaling about $0.9 billion. Some of these cuts (totaling about $500 million) require federal legislative or administrative approval, which was still pending as of January 1996.

                  3. A 3.5 percent increase in funding for the University of California ($90 million General Fund) and the California State University system ($24 million General Fund), with no increases in student fees;

                  4. The Budget assumed receipt of $473 million in new federal aid for costs of illegal immigrants, above commitments already made by the federal government. In the Governor's 1996-97 Budget, the Administration revised this figure downward to $278 million; and

                  5. General Fund support for the Department of Corrections is increased by about eight percent over the prior year, reflecting estimates of increased prison population, but funding is less than proposed in the 1995 Governor's Budget.

                  The Governor's Budget for the 1996-97 Fiscal Year, released on January 10, 1996, updated the current year projections, so that revenues and transfers are estimated to be $45.0 billion, and expenditures to be $44.2 billion. The Special Fund was projected to have a positive balance of about $50 million at June 30, 1996, and on that date available internal borrowable resources (available cash, after payment of all obligations due) will be about $2.2 billion. The Administration projected it would issue up to $2.0 billion of revenue anticipation notes to mature by June 30, 1996 to assist in cash flow management for the final two months of the year.

                  1996-97 Fiscal Year. On January 10, 1996, the Governor released his proposed budget for the next fiscal year (the "1996-97 Budget"). Based on projected revenues and transfers of about $45.6 billion, the Governor requested total General Fund appropriations of about $45.2 billion which would create a $400 million budget reserve in the Special Fund at June 30, 1997. The Governor renewed a proposal for a 15 percent phased cut in individual and corporate tax rates over three years (the budget proposal assumes this will be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General Fund revenues. The Governor requested legislation to make permanent a moratorium on cost of living increases for welfare payments, and suspension of a renters tax credit, which otherwise would go back into effect in the 1996-97 Fiscal Year. He further proposed additional costs in certain health and welfare programs, and assumed that costs previously approved by the Legislature will receive federal approval. The Governor's Budget proposed increases in funding for K-12 schools under Proposition 98, for State higher education systems (with a second year of no student fee increases), and for corrections. The Governor's Budget projects external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997.

                  The Orange County Bankruptcy. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. Approximately 187 California public entities, substantially all of which are public agencies within the County, invested funds in the Pool. Many of the agencies have various bonds, notes or other forms of indebtedness outstanding, in some instances the proceeds of which were invested in the Pool. Various investment advisors were employed by the County to restructure the Pool. Such restructuring led to the sale of substantially all of the Pool's portfolio, resulting in losses estimated to be approximately $1.7 billion or approximately 22% of amounts deposited by the Pool investors, including the County. It is anticipated that such losses may result in delays or failures of the County as well as investors in the Pool to make scheduled debt service payments. Further, the County expects substantial budget deficits to occur in Fiscal Year 1995 with possibly similar effects upon operations of investors in the Pool.

                  Investor access to monies in the Pool subsequent to the filing was pursuant to Court order only and severely limited. On May 2, 1995, the Bankruptcy Court approved a comprehensive settlement agreement (the "CSA") between the County and Pool investors which, among other things, (i) established a formula for distribution of all available cash and securities from the Pool to the Pool investors, including the County, (ii) established formulas for distribution among certain settling Pool investors of several tranches of new County obligations to be payable from, and in some instances secured by, certain designated sources of potential recoveries on Pool related claims, and (iii) designated certain outstanding short term note obligations of the County to be senior to or on a parity with certain of the new County obligations. By order dated May 22, 1995, following distribution of all available cash and securities from the Pool to the Pool investors, including the County, the Bankruptcy Court dismissed the bankruptcy filing of the Pool based upon the Court's finding that the Pool was not eligible for relief under Chapter 9 of the Bankruptcy Code because it is not a municipality and it has not been specifically authorized to file under Chapter 9 as required by the Bankruptcy Code.

                  On or about June 12, 1996 a plan of adjustment previously confirmed by the bankruptcy court became effective for the County. Pursuant to the plan, publicly held debt is to be paid in full, with municipal investors in the Pool retaining an interest in litigation claims against third parties. The plan was funded in substantial part by the sale of $900 million in new County securities, securitizing substantially all unencumbered assets previously held by the County.

                  CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in the adverse effects described below.

                  Revenue Distribution. Certain California Municipal Instruments may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

                  Senate Bill 671. In 1988, California enacted legislation providing for a water's-edge combined reporting method if an election fee was paid and other conditions met. On October 6, 1993, the Governor signed Senate Bill 671 (Alquist) which modifies the unitary tax law by deleting the requirements that a taxpayer electing to determine its income on a water's-edge basis pay a fee and file a domestic disclosure spreadsheet and instead requiring an annual information return. Significantly, the Franchise Tax Board can no longer disregard a taxpayer's election. The Franchise Tax Board is reported to have estimated state revenue losses from the Legislation as growing from $27 million in 1993-94 to $616 million in 1999-2000, but others, including Former Assembly Speaker Willie Brown, disagreed with that estimate and asserted that more revenue will be generated for California, rather than less, because of an anticipated increase in economic activity and additional revenue generated by the incentives in the Legislation.

                  Proposition 13. Certain California Municipal Instruments may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved Proposition 8, and on June 3, 1986, the California voters approved Proposition 46, both of which amended Article XIIIA.

                  Section 1 of Article XIIIA limits the maximum ad valorem tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on (i) any indebtedness approved by the voters prior to July 1, 1978, or (ii) any bonded indebtedness for the acquisition or improvement of real property approved on or after

July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meaning of "change in ownership" and "new construction" for purposes of determining full cash value of property under
Article XIIIA.

                  Legislation enacted by the California Legislature to implement
Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes). The legislation further provided that, for the 1978/79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes for fiscal years after 1978/79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979/80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4.00 per $100 assessed valuation) and the bonded debt tax rate.

                  Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

                  Article XIIIB, like Article XIIIA, may require further interpretation by both the Legislature and the courts to determine its applicability to specific situations involving the State and local taxing authorities. Depending upon the interpretation, Article XIIIB may limit significantly a governmental entity's ability to budget sufficient funds to meet debt service on bonds and other obligations.

                  Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capital General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that percent has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

                  Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

                  During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

                  In 1992, a lawsuit was filed, California Teachers' Association
v. Gould, which challenged the validity of these off-budget loans. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. It is expected that a formal settlement reflecting these conditions will be entered into in the near future.

                  The oral agreement provides that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million, while schools will repay $825 million. The State share of the repayment will be reflected as expenditures above the current Proposition 98 base circulation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. Once a court settlement is reached, and the Director of Finance certifies that such a settlement has occurred, approximately $377 million in appropriations from the 1995-96 Fiscal Year to schools will be disbursed in August 1996.

                  Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1, on the June 5, 1990 ballot as Proposition 111, was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculates spending limits for the State and for local governments, allows greater annual increases in the limits, allows the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduces the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removes the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limits the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempts increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempts from the State appropriations limit funding for capital outlays.

                  Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provides the following: (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

                  In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is not possible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62.

                  Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is impossible to predict whether the California Legislature will enact such a prohibition nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

                  Health Care Legislation. Certain California Municipal Instruments may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Municipal Instruments.

                  The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

                  Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

                  California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

                  These California Municipal Instruments may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured California Municipal Instruments, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

                  Mortgages and Deeds. Certain California Municipal Instruments may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two provisions limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

                  Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

                  In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

                  Certain California Municipal Instruments may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

                  Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         FLORIDA MUNICIPAL INSTRUMENTS

         The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.

         The State's revenues increased from $29,115,034,000 during the 1993-94 fiscal year ended June 30, 1994 to $31,178,025,000 during the fiscal year ended June 30, 1995. The State's expenses increased from $27,878,146,000 during the 1993-94 fiscal year ended June 30, 1994 to $30,775,597,000 during the 1994-95 fiscal year ended June 30, 1995. The Florida Comptroller also projected non-agricultural jobs to gross 3.2% and 3.0% in fiscal years 1995-96 and 1996-97, respectively.

         The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

         There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments, county roads, school districts and capital public education projects without voter authorization. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities. Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization. However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.

         The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax. Certain other taxes the State of Florida imposes include: an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services.

         The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

         Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

         The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform with the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

         The State of Florida enacted an amendment to the Florida Constitution ("Amendment 10") which limits ad valorem taxes on homestead real property, effective as of January 1994. Beginning in 1995, Amendment 10 limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

         The payment on most Florida Municipal Instruments held by the Florida Intermediate Tax-Exempt Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Intermediate Tax-Exempt Fund's portfolio, could be adversely affected.

         OTHER INFORMATION ON CALIFORNIA AND FLORIDA MUNICIPAL
         INSTRUMENTS

         Northern Trust believes that it is likely that sufficient California and Florida Municipal Instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, policies and limitations of the California Municipal Money Market Fund and the Florida Intermediate Tax-Exempt Fund, and with respect to the California Municipal Money Market Fund, to enable that Fund to invest at least 50% of its assets in California Municipal Instruments. If Northern Funds' Board of Trustees, after consultation with Northern Trust, should for any reason determine that it is impracticable to satisfy either Fund's investment objective, policies and limitations, or with respect to the California Municipal Money Market Fund, to invest at least 50% of its assets in California Municipal Instruments and such federal obligations at the close of each fiscal quarter, the Board would re-evaluate the particular Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS

         The Funds are subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares.

No Fund may:

                  (1) Make loans, except (a) through the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities.

                  (2) Mortgage, pledge or hypothecate any assets (other than pursuant to reverse repurchase agreements) except to secure permitted borrowings.

                  (3) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

                  (4) Purchase or sell commodities or commodity contracts or oil or gas or other mineral exploration or development programs or leases, except that each Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, and (other than the Money Market Funds) may enter into futures contracts and related options and forward currency exchange contracts in accordance with its investment objective and policies.

                  (5) Invest in companies for the purpose of exercising control.

                  (6) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

                  (7) Write puts, calls or combinations thereof, except for transactions in options on securities, financial instruments, currencies and indices of securities; futures contracts; options on futures contracts; forward currency exchange contracts; short sales against the box; interest rate and currency swaps; and pair-off transactions.

                  (8) Purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund, except that up to 25% of the value of its total assets may be invested without regard to this 10% limitation; provided that this restriction does not apply to the International Fixed Income Fund or the Florida Intermediate Tax-Exempt Fund.

         In addition, as summarized in the Prospectus, no Fund may:

                  (9) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if, except for the Technology Fund, such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to each Money Market Fund there is no limitation, and each Money Market Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Technology Fund may not, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Technology Fund would be invested in the securities of issuers principally engaged in technology business activities.

                  (10) Borrow money (other than pursuant to reverse repurchase agreements), except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of a Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's total assets. The exceptions in (a) and (b) to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes or to facilitate management of a Fund by enabling Northern Funds to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. If due to market fluctuations or other reasons the total assets of a Fund fall below 300% of its borrowings, Northern Funds will reduce the borrowings of such Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, the Funds may not enter into reverse repurchase agreements exceeding in the aggregate one-third of their respective total assets.

                  (11) Purchase the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of such Fund's total assets would be invested in such issuer, except that: (a) up to 50% of the value of the California Municipal Money Market Fund's total assets (so long as no more than 25% of the value of its total assets are invested in the securities of any one issuer) and up to 25% of the value of the total assets of each of the other Funds may be invested in any securities without regard to this 5% limitation; and (b) with respect to each Fund, such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. Government, its agencies or instrumentalities. (This restriction does not apply to the International Fixed Income Fund and Florida Intermediate Tax-Exempt Fund.)

         In addition, as a matter of fundamental policy, the Funds will not issue senior securities except as stated in the Prospectus or this Additional Statement.

         As a non-fundamental investment restriction, the International Fixed Income and Florida Intermediate Tax-Exempt Funds may not, at the end of any tax quarter, hold more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities).

         Except as otherwise provided in Investment Restriction (9), for the purpose of such restriction in determining industry classification with respect to the Funds other than the International Funds and the Technology Fund, Northern Funds intends to use the industry classification titles in the Standard Industrial Classification Manual. With respect to the International Funds, Northern Funds intends to use the Morgan Stanley Capital International industry classification titles. With respect to the Technology Fund, Northern Funds intends to consider an issuer to be principally engaged in technology business activities if such issuer is listed on the H&Q Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index or any other comparable index. The freedom of action reserved in

Investment Restriction (9) above with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks, and such freedom with respect to foreign branches of U.S. banks is subject to the requirement that the domestic parent be unconditionally liable in the event that a foreign branch fails to pay on its instruments for any reason. Securities held in escrow or separate accounts in connection with the Funds' investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

         A security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

         As stated in the Prospectus under "Additional Investment Information, Risks and Considerations -- Investment Restrictions," the Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market and California Municipal Money Market Funds intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations, which are more restrictive than the Funds' fundamental investment restrictions stated above. As further stated in the Prospectus, securities subject to unconditional demand features acquired by the Money Market Funds must satisfy special SEC diversification requirements. In particular, a security that has an unconditional demand feature (as defined by SEC regulations) which is issued by a person that, directly or indirectly, does not control, and is not controlled by or under common control with, the issuer of the security (an "Unconditional Demand Feature") is subject to the following diversification requirements: Immediately after the acquisition of the security, a Money Market Fund may not have invested more than 10% of its total assets in securities issued by or subject to Unconditional Demand Features from the same person, except that a Fund may invest up to 25% of its total assets in securities subject to Unconditional Demand Features of persons that are rated in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO). In addition, as mentioned in the Prospectus, the Municipal Money Market and California Municipal Money Market Funds will limit their investments in certain conduit securities that are not rated in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of their total assets, with investments in any one such issuer being limited to no more than 1% of a Fund's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are Municipal Instruments that are not subject to an Unconditional Demand Feature and involve an arrangement whereunder a person, other than a governmental issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or (iii) related to a project owned and operated by a municipal issuer; or (iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer.

         In addition to the foregoing, each Money Market Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Fund has the right to sell the securities to third parties.

         Any restriction which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

         Although the foregoing Investment Restrictions would permit the Money Market Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations. In addition, the U.S. Government Select Money Market Fund does not intend to purchase any bank or corporate obligation during the current fiscal year.

         In order to permit the sale of the Funds' shares in certain states, Northern Funds may make commitments with respect to the Funds more restrictive than the investment policies listed above and in the Prospectus. Should Northern Funds determine that any commitment made to permit the sale of a Fund's shares in any state is no longer in the best interests of the Fund, it will revoke the commitment by terminating sales of a Fund's shares in the state involved.

                          ADDITIONAL TRUST INFORMATION


TRUSTEES AND OFFICERS

         Information pertaining to the Trustees and officers of Northern Funds is set forth below.

                  Mr. Silas S. Cathcart,*,** Chairman of the Board and President, Age 70, 222 Wisconsin Avenue, Lake Forest, Illinois
60045. Chairman of Kidder Peabody Inc. from May 1987 until his retirement in December 1989. Director/Trustee of General Electric

Co., Baxter International, Inc. (worldwide development, distribution and manufacture of health care products, systems and services), The Quaker Oats Co., Montgomery Ward, American Academics, Inc. Retired Director and Trustee of Illinois Tool Works, Inc., and Bradley Trust, respectively.

                  Mr. James W. Cozad, Trustee, Age 69, 205 N. Michigan Avenue, Suite 4310, Chicago, Illinois 60601. Vice Chairman of Amoco Corporation from September 1983 to December 1989 and Chairman and CEO of Whitman Corporation (holding company for Pepsi-Cola General Bottlers, Inc., Midas International Corporation (automotive services) and Hussmann Corporation (refrigeration systems and equipment) from January 1990 until his retirement in May 1992. Director of Whitman Corporation, Eli Lilly and Company (life science products), Inland Steel Company, Inland Steel Industries, Inc. and Sears, Roebuck & Company. Retired Director of GATX Corporation (transportation, distribution and warehousing).

                  Ms. Susan Crown,** Trustee, Age 38, 222 North LaSalle Street, Suite 2000, Chicago, Illinois 60601. Vice President of Henry Crown and Company (family-owned and operated company including diversified manufacturing companies and real estate development) since 1984. Director and President of Arie and Ida Crown Memorial (grant-making foundation), Director of Baxter International, Inc. (worldwide development, distribution and manufacture of health care products, systems and services) and Illinois Tool Works, Inc.

                  Mr. Wesley M. Dixon, Jr.,* Trustee, Age 68, 400 Skokie Blvd., Suite 675, Northbrook, Illinois 60062. Director of Earl Kinship Capital Corporation since 1985. Vice Chairman and Director of G.D. Searle & Co. (manufacture and sale of food products and pharmaceuticals) from 1977 to 1983 and President of G.D. Searle & Co. prior thereto.

                  Mr. William J. Dolan, Jr., Trustee, Age 64, 1534 Basswood Circle, Glenview, Illinois 60025. Partner of Arthur Andersen & Co. S.C. (accounting firm) from 1966 until his retirement in December 1989. Financial Consultant, Ernst & Young from 1992 to 1993, Director of Household Bank, Federal Savings Bank.

                  Mr. Raymond E. George, Jr.,** Trustee, Age 65, 703 Prospect Avenue, Winnetka, Illinois 60093. Senior Vice President

------------------------
*        Messrs. Cathcart and Dixon are first cousins.
** Messrs. Cathcart and George and Ms. Crown are considered to be "interested persons" of Northern Funds as defined in the 1940 Act.

and Senior Fiduciary Officer of The Northern Trust Company from 1988 until his retirement in October 1993.

                  Miriam M. Allison, Vice President and Treasurer, Age 48, 207
E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. President and Director of Sunstone Financial Group, Inc. since 1990, President and Member of Sunstone Investor Services, LLC and Sunstone Distribution Services, LLC since August 1996 and October 1996 respectively, and Vice President of First Wisconsin Trust Company prior thereto.

                  Mary M. Tenwinkel, Vice President, Age 48, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. Vice President of Sunstone Financial Group, Inc. since August of 1993 and First Vice President and head of Personal Services Group at Firstar Trust Company prior thereto.

                  Anita M. Zagrodnik, Assistant Treasurer, Age 36, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202. Assistant Treasurer. Client Services, Accounting and Tax Manager of Sunstone Financial Group, Inc. since 1990 and Senior Accountant at Price Waterhouse prior thereto.

                  Jeffrey A. Dalke, Secretary, Age 45, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107. Secretary. Partner in the law firm of Drinker Biddle & Reath.

         Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with Northern Trust, Sunstone and their respective affiliates. Northern Funds has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. Ms. Allison holds similar positions with one or more investment companies that are distributed by Sunstone. As a result of the responsibilities assumed by Northern Trust under its Advisory Agreement, Transfer Agency Agreement and Custodian Agreement and by Sunstone under its Administration Agreement and Distribution Agreement, Northern Funds itself requires no employees.

         Each Trustee earns an annual fee of $15,000 and an additional fee of $1,250 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. The Chairman of the Board earns an annual fee of $20,000 and an additional fee of $1,250 for each meeting attended, plus reimbursement of expenses incurred as a Trustee. Northern Funds' officers do not receive fees from Northern Funds for services in such capacities, although Sunstone, of which Mmes. Allison and Tenwinkel are also officers, receives fees from Northern Funds for administrative services. Drinker

Biddle & Reath, of which Mr. Dalke is a partner, receives legal fees as counsel to Northern Funds.

         For the fiscal year ended March 31, 1996, the Trustees received the following compensation:

=====================================================================================================
                                                             Pension or
                                                             Retirement
                                                              Benefits                Total
                                       Aggregate          Accrued as Part          Compensation
                                     Compensation             of Trust           from the Trust*
        Name of Trustee             from the Trust            Expense
-----------------------------------------------------------------------------------------------------
Silas S. Cathcart                      $25,000                    None                 $25,000
-----------------------------------------------------------------------------------------------------
James W. Cozad                         $20,000                    None                 $20,000
-----------------------------------------------------------------------------------------------------
Susan Crown                            $20,000                    None                 $20,000
-----------------------------------------------------------------------------------------------------
Wesley M. Dixon, Jr.                   $18,750                    None                 $18,750
-----------------------------------------------------------------------------------------------------
William J. Dolan, Jr.                  $20,000                    None                 $20,000
-----------------------------------------------------------------------------------------------------
Raymond E. George, Jr.                 $20,000                    None                 $20,000
=====================================================================================================

* This column presents the same information as the first column because none of the Trustees served on a board of another mutual fund related to the Trust.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

         Northern Trust is a wholly-owned subsidiary of The Northern Trust Corporation, a Chicago-based multi-bank holding company with subsidiaries in Illinois, Florida, New York, Arizona, California and Texas. Northern Trust has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. One of the nation's leading providers of trust and investment management services, Northern Trust first entered the mutual fund business in 1983 by offering money market funds to institutional clients. As part of its investment advisory services, Northern Trust offers extensive research services to its clients. As of the date of this Additional Statement, nearly 300 financial institutions nationwide purchase Northern Trust's economic advisory services. As of June 30, 1996, Northern Trust Corporation had approximately $21.8 billion in assets and $13.3 billion in deposits. Northern Trust and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) over $692.9 billion in assets as of June 30, 1996, including $120 billion for which Northern Trust had management responsibility. Northern Trust is one of the strongest banking organizations in the United States and its clients include public and private retirement funds, endowments, foundations, trusts, corporations and individuals. Northern Funds complements the banking and personal trust services available through Northern Trust by allowing Northern Trust's banking and trust clients to consolidate the management of their finances and thereby move one step closer to one-stop financial shopping. Northern Funds utilizes a state-of-the-art investor services center. Also, trained investment representatives are available at Northern Trust's offices to assist investors in allocating their investments. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. Northern Trust manages the Funds through a team of professionals, led by portfolio managers who follow a disciplined process to develop investment strategies. The purpose of this approach is to promote consistent management. The portfolio managers draw upon the resources of Northern Trust's research department with specialists in economic analysis, investment strategy, credit quality and tax law, and which supplies information on interest rates, GNP growth, corporate profits and other factors.

         Subject to the general supervision of the Board of Trustees, Northern Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds, and also provides certain ancillary services. Northern Trust's Advisory Agreement with Northern Funds has been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of Northern Funds. The Advisory Agreement provides that in executing portfolio transactions and in selecting brokers or dealers (a) with respect to common and preferred stocks, Northern Trust shall use its best judgment to obtain the best overall terms available, and (b) with respect to other securities, Northern Trust shall attempt to obtain best net price and execution. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

         For the fiscal years or periods indicated, the amount of commissions paid by each Fund was as follows:

                              ==================================================
                                                              Fiscal Year or
                                 Fiscal Year Ended             Period Ended
                                  March 31, 1996             March 31, 1995(1)
--------------------------------------------------------------------------------
Income Equity Fund                    $ 39,293                    $ 17,411
--------------------------------------------------------------------------------
Growth Equity Fund                    $305,583                    $237,069
--------------------------------------------------------------------------------
Select Equity Fund                    $ 82,834                    $ 30,268
--------------------------------------------------------------------------------

                              ==================================================
                                                              Fiscal Year or
                                 Fiscal Year Ended             Period Ended
                                  March 31, 1996             March 31, 1995(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Small Cap Fund                     $303,800                    $ 29,741
--------------------------------------------------------------------------------
International Growth             $2,216,573                  $1,091,058
Equity Fund
--------------------------------------------------------------------------------
International Select             $1,189,658                  $  523,082
Equity Fund
================================================================================

(1) The Select Equity and International Select Equity Funds commenced operations on April 6 and April 5, 1994, respectively.

         No commissions were paid by the Funds to any "affiliated" persons (as defined in the 1940 Act) of the Funds. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, Northern Trust will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         Northern Funds is required to identify any securities of its "regular brokers or dealers" or their parents which Northern Funds acquired during its most recent fiscal year.

         During the fiscal year ended March 31, 1996, the Growth Equity Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the Income Equity Fund acquired and sold securities of Nations Bank, its regular broker-dealer. As of March 31, 1996, the Income Equity Fund did not own securities issued by its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the Small Cap Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the Select Equity Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the International Select Equity Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the International Growth Equity Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the International Fixed Income Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the U.S. Government Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the Fixed Income Fund acquired and sold securities of Salomon Brothers, Inc. its regular broker-dealer. As of March 31, 1996, the Fixed Income Fund owned securities of Salomon Brothers, Inc. in the amount of $3,636,000.

         During the fiscal year ended March 31, 1996, the Tax Exempt Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the Intermediate Tax Exempt Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the California Municipal Money Market Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the Municipal Money Market Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the U.S. Government Select Money Market Fund did not acquire or sell securities of its regular broker-dealers.

         During the fiscal year ended March 31, 1996, the Money Market Fund acquired and sold securities of Lehman Brothers, Swiss Bank Corp., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., First Boston Corp., UBS Securities Inc., Chase Manhattan and Bear, Stearns & Co., Inc., its regular broker-dealers. As of March 31, 1996, the Money Market Fund owned securities of Bear, Stearns & Co., Inc. in the amount of $40,000,000.

         During the fiscal year ended March 31, 1996, the U.S. Government Money Market Fund acquired and sold securities of UBS

Securities, Inc., J.P. Morgan Securities Inc., First Boston Corp., Swiss Bank Corp., Goldman, Sachs & Co., Donaldson Lufkin & Jenrette Securities Corp., Merrill Lynch, Pierce, Fenner & Smith, Inc. and Bear, Stearns & Co., Inc., its regular broker-dealers. As of March 31, 1996, the U.S. Government Money Market Fund owned securities of Donaldson, Lufkin & Jenrette Securities Corp. in the amount of $15,000,000 and Bear, Stearns & Co., Inc. in the amount of $20,000,000.

         During the fiscal year ended March 31, 1996, the Florida Intermediate Tax-Exempt Fund, Technology Fund and Stock Index Fund had not yet commenced operations.

         During the fiscal year ending March 31, 1996, Northern Funds directed brokerage transactions to brokers because of research services provided. The amount of such transactions and related commissions were as follows: for the Income Equity Fund, $20,307,086.10 in research commission transactions and $29,633.56 in research commissions; for the Growth Equity Fund, $169,902,642.59 in research commission transactions and $232,359.36 in research commissions; for the Select Equity Fund, $41,570,004.54 in research commission transactions and $50,423.56 in research commissions; for the Small Cap Fund, $73,462,398.08 in research commission transactions and $157,626.70 in research commissions; for the International Growth Equity Fund, $175,280,598.64 in research commission transactions and $716,645.17 in research commissions; and for the International Select Equity Fund, $93,051,336.94 in research commission transactions and $493,910.30 in research commissions.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when Northern Trust believes such practice to be in the Funds' interests.

         Northern Trust's investment advisory duties for Northern Funds are carried out through its Trust Department. On occasions when Northern Trust deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by it (including any other portfolio, investment company or account for which Northern Trust acts as adviser), the Agreement provides that Northern Trust, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best overall terms available with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Northern Trust in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits Northern Trust, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of Northern Trust's opinion of the reliability and quality of such broker or dealer.

         The Advisory Agreement provides that Northern Trust may render similar services to others so long as its services under such Agreement are not impaired thereby. The Advisory Agreement also provides that Northern Funds will indemnify Northern Trust against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

         From time to time, Northern Trust may voluntarily waive a portion or all of its fees otherwise payable to it with respect to the Funds.

         For the fiscal years or periods indicated, Northern Trust earned advisory fees, after fee waivers, as follows:

                              ==================================================
                                                                Fiscal Year or
                                Fiscal Year Ended                Period Ended
                                 March 31, 1996                March 31, 1995(1)
--------------------------------------------------------------------------------
Money Market Fund                 $3,642,012                     $1,679,646
--------------------------------------------------------------------------------
U.S. Government Money             $  863,091                     $  428,631
Market Fund
--------------------------------------------------------------------------------
Municipal Money Market            $3,667,465                     $1,985,324
Fund
--------------------------------------------------------------------------------
U.S. Government Select            $  844,168                     $   33,404
Money Market Fund
--------------------------------------------------------------------------------
California Municipal              $  379,811                     $  102,198
Money Market Fund
--------------------------------------------------------------------------------
U.S. Government Fund              $  974,550                     $  808,240
--------------------------------------------------------------------------------
Fixed Income Fund                 $  626,406                     $  473,782
--------------------------------------------------------------------------------
Intermediate Tax-Exempt           $1,603,749                     $1,586,107
Fund
--------------------------------------------------------------------------------
Tax-Exempt Fund                   $  818,528                     $  903,489
--------------------------------------------------------------------------------
International Fixed               $  101,335                     $   79,136
Income Fund
--------------------------------------------------------------------------------

                              ==================================================
                                                                Fiscal Year or
                                Fiscal Year Ended                Period Ended
                                 March 31, 1996                March 31, 1995(1)
--------------------------------------------------------------------------------

Income Equity Fund                $  353,591                     $  285,142
--------------------------------------------------------------------------------
Growth Equity Fund                $1,386,300                     $  742,399
--------------------------------------------------------------------------------
Select Equity Fund                $  150,939                     $   70,398
--------------------------------------------------------------------------------
Small Cap Fund                    $  991,788                     $  472,444
--------------------------------------------------------------------------------
International Growth              $1,557,622                     $  910,038
Equity Fund
--------------------------------------------------------------------------------
International Select              $  844,168                     $  666,020
Equity Fund
================================================================================

(1) The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6 and April 5, 1994, respectively.

         For the fiscal years or periods indicated, Northern Trust voluntarily waived and reimbursed advisory fees for each of the Funds as follows:

                                         ---------------------------------------
                                                                Fiscal Year or
                                         Fiscal Year Ended        Period Ended
                                          March 31, 1996        March 31, 1995(1)
--------------------------------------------------------------------------------
Money Market Fund                            $2,296,290            $1,499,610
--------------------------------------------------------------------------------
U.S. Government Money                        $  569,924            $  421,351
Market Fund
--------------------------------------------------------------------------------
Municipal Money Market                       $2,325,487            $1,743,115
Fund
--------------------------------------------------------------------------------
U.S. Government Select                       $  370,057            $  119,739
Money Market Fund
--------------------------------------------------------------------------------
California Municipal                         $  471,687            $  192,882
Money Market Fund
--------------------------------------------------------------------------------
U.S. Government Fund                         $   37,209            $   18,482
--------------------------------------------------------------------------------
Fixed Income Fund                            $   39,601            $   31,397
--------------------------------------------------------------------------------
Intermediate Tax-Exempt                      $  142,338            $  115,115
Fund
--------------------------------------------------------------------------------
Tax-Exempt Fund                              $   92,578            $   82,456
--------------------------------------------------------------------------------
International Fixed                          $   34,758            $   31,208
Income Fund
--------------------------------------------------------------------------------
Income Equity Fund                           $  109,869            $   85,791
--------------------------------------------------------------------------------

                                         ---------------------------------------
                                                                Fiscal Year or
                                         Fiscal Year Ended        Period Ended
                                          March 31, 1996        March 31, 1995(1)
--------------------------------------------------------------------------------
Growth Equity Fund                          $297,405               $158,096
--------------------------------------------------------------------------------
Select Equity Fund                          $124,497               $ 70,398
--------------------------------------------------------------------------------
Small Cap Fund                              $474,217               $231,924
--------------------------------------------------------------------------------
International Growth                        $311,526               $184,206
Equity Fund
--------------------------------------------------------------------------------
International Select                        $168,832               $135,054
Equity Fund
--------------------------------------------------------------------------------


(1) The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6, and April 5, 1994, respectively.

         Under its Transfer Agency Agreement with Northern Funds, Northern Trust has undertaken, among other things, to perform the following services: (1) answer shareholder inquiries and respond to requests for information regarding Northern Funds; (2) process purchase and redemption transactions; (3) establish and maintain shareholder accounts and subaccounts; (4) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (5) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (6) act as income disbursing agent; and (7) maintain appropriate records relating to its services. Northern Trust may appoint one or more sub-transfer agents in the performance of its services.

         As compensation for the services rendered by Northern Trust under the Transfer Agency Agreement and the assumption by Northern Trust of related expenses, Northern Trust is entitled to a fee from Northern Funds, payable monthly, at an annual rate of .10% of the average daily net asset value of each of the Funds.

         For the fiscal years or periods indicated, the amount of transfer agency fees incurred by each of the Funds was as follows:

                                          --------------------------------------
                                                                 Fiscal Year or
                                          Fiscal Year Ended       Period Ended
                                           March 31, 1996       March 31, 1995(1)
--------------------------------------------------------------------------------
Money Market Fund                              $989,707                 $478,656
--------------------------------------------------------------------------------
U.S. Government Money                          $238,819                 $122,466
Market Fund
--------------------------------------------------------------------------------

                                          --------------------------------------
                                                                 Fiscal Year or
                                          Fiscal Year Ended       Period Ended
                                           March 31, 1996       March 31, 1995(1)
--------------------------------------------------------------------------------
Municipal Money Market                         $998,815                 $567,232
Fund
--------------------------------------------------------------------------------
U.S. Government Select                         $ 96,072                 $ 16,702
Money Market Fund
--------------------------------------------------------------------------------
California Municipal                           $141,916                 $ 40,879
Money Market Fund
--------------------------------------------------------------------------------
U.S. Government Fund                           $134,900                 $107,766
--------------------------------------------------------------------------------
Fixed Income Fund                              $ 88,800                 $ 63,170
--------------------------------------------------------------------------------
Intermediate Tax-Exempt                        $232,809                 $226,584
Fund
--------------------------------------------------------------------------------
Tax-Exempt Fund                                $121,479                 $129,068
--------------------------------------------------------------------------------
International Fixed                            $ 15,121                 $  8,793
Income Fund
--------------------------------------------------------------------------------
Income Equity Fund                             $ 46,345                 $ 33,546
--------------------------------------------------------------------------------
Growth Equity Fund                             $168,369                 $ 87,340
--------------------------------------------------------------------------------
Select Equity Fund                             $ 22,952                 $  8,282
--------------------------------------------------------------------------------
Small Cap Fund                                 $122,166                 $ 55,371
--------------------------------------------------------------------------------
International Growth                           $155,762                 $ 91,003
Equity Fund
--------------------------------------------------------------------------------
International Select                           $ 84,415                 $ 66,601
Equity Fund
--------------------------------------------------------------------------------

-------------------------------

(1) The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6, and April 5, 1994, respectively.

         Northern Trust maintains custody of the assets of the Funds (other than the International Funds) pursuant to the terms of its Custodian Agreement with Northern Funds. Northern Trust maintains custody of the assets of the International Funds pursuant to the terms of its Foreign Custody Agreement with Northern Funds. Under each of these agreements, Northern Trust (l) holds each Fund's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Fund, (3) makes receipts and disbursements of funds on behalf of the Fund, (4) receives, delivers and releases securities on behalf of the Fund, (5) collects and receives all income, principal and other payments in respect of the Fund's investments held by Northern Trust under the agreement, and (6) maintains the accounting records of Northern Funds. Northern Trust may employ one or more subcustodians under the Custody Agreement, provided that Northern Trust shall have no more responsibility or liability to Northern Funds on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern Trust and that the responsibility or liability of the subcustodian to Northern Trust shall conform to the resolution of the Trustees of Northern Funds authorizing the appointment of the particular subcustodian. Northern Trust may also appoint an agent to carry out such of the provisions of the Custody Agreement as Northern Trust may from time to time direct. Under its Foreign Custody Agreement, Northern Trust has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the International Funds' foreign securities.

         As compensation for the services rendered to each Fund (other than the International Funds) under the Custodian Agreement, and the assumption by Northern Trust of certain related expenses, Northern Trust is entitled to payment from each of the Funds as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $50 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that Northern Trust as Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by Northern Trust as Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern Trust may permanently or temporarily waive all or any portion of any upward adjustment.

         As compensation for the services rendered to the International Funds under the Foreign Custody Agreement, and the assumption by Northern Trust of certain related expenses, Northern Trust is entitled to payment from each of those Funds as follows: (i) $35,000 annually for each Fund, plus (ii) 9/100th of 1% annually of each Fund's average daily net assets, plus (iii) reimbursement for fees incurred by Northern Trust as foreign Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the International Funds by Northern Trust, Northern Trust is entitled to receive $25,000 for the first $50 million of each of those Fund's average daily net assets and 1/100th of 1% of each Fund's average daily net assets in excess of $50 million.

         For the fiscal years or periods indicated, the amount of custody and fund accounting fees incurred by each of the Funds was as follows:

                                          --------------------------------------
                                                                  Fiscal Year or
                                          Fiscal Year Ended        Period Ended
                                           March 31, 1996        March 31, 1995(1)

--------------------------------------------------------------------------------
Money Market Fund                              $254,569              $147,500
--------------------------------------------------------------------------------
U.S. Government Money                          $ 90,960              $ 69,155
Market Fund
--------------------------------------------------------------------------------
Municipal Money Market                         $258,554              $157,767
Fund
--------------------------------------------------------------------------------
U.S. Government Select                         $ 57,944              $ 16,895
Money Market Fund
--------------------------------------------------------------------------------
California Municipal                           $ 68,080              $ 20,111
Money Market Fund
--------------------------------------------------------------------------------
U.S. Government Fund                           $ 58,756              $ 54,735
--------------------------------------------------------------------------------
Fixed Income Fund                              $ 54,631              $ 50,201
--------------------------------------------------------------------------------
Intermediate Tax-Exempt                        $ 85,022              $ 82,728
Fund
--------------------------------------------------------------------------------
Tax-Exempt Fund                                $ 59,343              $ 62,415
--------------------------------------------------------------------------------
International Fixed                            $ 74,119              $ 69,688
Income Fund
--------------------------------------------------------------------------------
Income Equity Fund                             $ 51,559              $ 49,607
--------------------------------------------------------------------------------
Growth Equity Fund                             $ 75,707              $ 57,187
--------------------------------------------------------------------------------
Select Equity Fund                             $ 53,054              $ 52,479
--------------------------------------------------------------------------------
Small Cap Fund                                 $ 93,498              $105,362
--------------------------------------------------------------------------------
International Growth                           $213,761              $147,708
Equity Fund
--------------------------------------------------------------------------------
International Select                           $146,744              $123,823
Equity Fund
--------------------------------------------------------------------------------


(1) The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6, and April 5, 1994, respectively.

         Unless sooner terminated, each of the Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement between Northern Trust and Northern Funds will continue in effect with respect to a particular Fund until March 31, 1997, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (a) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (b) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under "Organization" in the Prospectus). Each agreement is terminable at any time without penalty by Northern Funds (by specified Trustee or shareholder action) on 60 days' written notice to Northern Trust and by Northern Trust on 60 days' written notice to Northern Funds.

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Northern Trust believes that it may perform the services contemplated by its agreements with Northern Funds without violation of such banking laws or regulations, which are applicable to it. It should be noted, however, that future changes in either federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Northern Trust from continuing to perform such services for Northern Funds.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of Northern Trust in connection with the provision of services on behalf of Northern Funds, Northern Funds might be required to alter materially or discontinue its arrangements with Northern Trust and change its method of operations. It is not anticipated, however, that any change in Northern Funds' method of operations would affect the net asset value per share of any Fund or result in a financial loss to any shareholder. Moreover, if current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing shares of an open-end investment company were relaxed, Northern Funds expects that Northern Trust would consider the possibility of offering to perform some or all of the services now provided by Sunstone. It is not possible, of course, to predict whether or in what form such restrictions might be relaxed or the terms upon which Northern Trust might offer to provide services for consideration by the Trustees.

         In the Advisory Agreement, Northern Trust agrees that the name "Northern" may be used in connection with Northern Funds' business on a royalty-free basis. Northern Trust has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, Northern Funds will cease using the name "Northern."

ADMINISTRATOR AND DISTRIBUTOR

         Under its Administration Agreement, Sunstone has agreed, subject to the direction and control of Northern Funds' Board of Trustees and utilizing information provided by Northern Funds and its agents, to (1) provide office space, facilities, equipment and personnel to carry out its services; (2) compile data for and prepare with respect to the Funds timely Notices to the Securities and Exchange Commission ("SEC") required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-SAR; (3) prepare for execution by Northern Funds and file all federal income and excise tax returns and state income tax returns (and such other required tax filings as may be agreed to by the parties) other than those required to be made by Northern Funds' custodian and transfer agent; (4) prepare compliance filings relating to the registration of the securities of the Funds pursuant to state securities laws with the advice of Northern Funds' counsel; (5) assist the Fund accountants with preparing the Annual and Semi-Annual Reports required pursuant to Section 30(d) under the 1940 Act; (6) assist to the extent requested by Northern Funds with the preparation of the Registration Statement for the Funds (on Form N-1A or any replacement therefor) and any amendments thereto, and proxy materials; (7) prepare and monitor each Fund's expense accruals and cause all appropriate expenses to be paid from Fund assets on proper authorization from the Fund; (8) assist in the acquisition of the Funds' fidelity bond required by the 1940 Act, monitor the amount of the bond and make the necessary SEC filings related thereto; (9) from time to time as Northern Funds may reasonably request or as Sunstone deems appropriate, check each Fund's compliance with the policies and limitations relating to portfolio investments as set forth in the Prospectus, Additional Statement and Declaration of Trust and monitor each Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (but this function shall not relieve the Fund's investment adviser of its day-to-day responsibility for such compliance); (10) maintain, and/or coordinate with the other service providers the maintenance of, the accounts, books and other documents required pursuant to Rule 31a-1(a) and (b) under the 1940 Act; and (11) generally assist in each Fund's administrative operations. In addition, Sunstone has agreed to monitor Northern Funds' arrangements with respect to services provided by Service Organizations. Under the Administration Agreement, Sunstone is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sunstone in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

         Unless sooner terminated the Administration Agreement will continue in effect with respect to a particular Fund until March 31, 1997, and thereafter for successive 12-month periods, provided that the agreement is approved annually (a) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined by the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under "Description of Shares"). Notwithstanding the foregoing, the Administration Agreement shall continue automatically for an indefinite period unless the Board of Trustees shall have provided Sunstone with at least 90 days' written notice of its determination not to renew the Agreement.

         For its administrative services, Sunstone is entitled to an administration fee, computed daily and payable monthly, at the annual rate of 0.15% of the Funds' average aggregate daily net assets. For the fiscal years or periods indicated, Sunstone earned, after waivers, administrative fees as follows:

                                          --------------------------------------
                                                                Fiscal Year or
                                          Fiscal Year Ended      Period Ended
                                           March 31, 1996      March 31, 1995(1)
--------------------------------------------------------------------------------
Money Market Fund                              $754,629           $414,361
--------------------------------------------------------------------------------
U.S. Government Money                          $197,052           $105,624
Market Fund
--------------------------------------------------------------------------------
Municipal Money Market                         $779,183           $509,356
Fund
--------------------------------------------------------------------------------
U.S. Government Select                         $      0           $  8,192
Money Market Fund
--------------------------------------------------------------------------------
California Municipal                           $ 64,242           $ 19,336
Money Market Fund
--------------------------------------------------------------------------------
U.S. Government Fund                           $161,659           $105,568
--------------------------------------------------------------------------------
Fixed Income Fund                              $106,147           $ 63,582
--------------------------------------------------------------------------------
Intermediate Tax-Exempt                        $284,325           $230,585
Fund
--------------------------------------------------------------------------------
Tax-Exempt Fund                                $151,378           $130,624
--------------------------------------------------------------------------------

                                          --------------------------------------
                                                               Fiscal Year or
                                          Fiscal Year Ended     Period Ended
                                           March 31, 1996     March 31, 1995(1)

--------------------------------------------------------------------------------
International Fixed                            $ 18,998           $ 10,062
Income Fund
--------------------------------------------------------------------------------
Income Equity Fund                             $ 55,453           $ 33,207
--------------------------------------------------------------------------------
Growth Equity Fund                             $188,961           $ 82,540
--------------------------------------------------------------------------------
Select Equity Fund                             $ 24,949           $  9,581
--------------------------------------------------------------------------------
Small Cap Fund                                 $136,098           $ 52,182
--------------------------------------------------------------------------------
International Growth                           $188,090           $ 86,317
Equity Fund
--------------------------------------------------------------------------------
International Select                           $103,687           $ 63,788
Equity Fund
--------------------------------------------------------------------------------

-------------------------

(1) The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6, and April 5, 1994, respectively.

         For the fiscal years or periods indicated, Sunstone waived administrative fees with respect to each Fund as follows:


                                          --------------------------------------
                                                                Fiscal Year or
                                          Fiscal Year Ended     Period Ended
                                           March 31, 1996      March 31, 1995(1)
--------------------------------------------------------------------------------
Money Market Fund                              $729,948            $305,490
--------------------------------------------------------------------------------
U.S. Government Money                          $161,180            $ 78,076
Market Fund
--------------------------------------------------------------------------------
Municipal Money Market                         $719,057            $341,501
Fund
--------------------------------------------------------------------------------
U.S. Government Select                         $143,942            $ 16,860
Money Market Fund
--------------------------------------------------------------------------------
California Municipal                           $148,632            $ 41,983
Money Market Fund
--------------------------------------------------------------------------------
U.S. Government Fund                           $ 40,693            $ 56,080
--------------------------------------------------------------------------------
Fixed Income Fund                              $ 27,055            $ 31,175
--------------------------------------------------------------------------------
Intermediate Tax-Exempt                        $ 64,892            $109,298
Fund
--------------------------------------------------------------------------------
Tax-Exempt Fund                                $ 30,843            $ 62,980
--------------------------------------------------------------------------------

                                          --------------------------------------
                                                                Fiscal Year or
                                          Fiscal Year Ended     Period Ended
                                           March 31, 1996      March 31, 1995(1)
--------------------------------------------------------------------------------
International Fixed                            $  3,684             $  3,274
Income Fund
--------------------------------------------------------------------------------
Income Equity Fund                             $ 14,066             $ 17,111
--------------------------------------------------------------------------------
Growth Equity Fund                             $ 63,595             $ 48,472
--------------------------------------------------------------------------------
Select Equity Fund                             $  9,481             $  2,842
--------------------------------------------------------------------------------
Small Cap Fund                                 $ 47,153             $ 31,190
--------------------------------------------------------------------------------
International Growth                           $ 45,554             $ 51,702
Equity Fund
--------------------------------------------------------------------------------
International Select                           $ 22,936             $ 37,502
Equity Fund
================================================================================



(1) The Money Market, U.S. Government Money Market and Municipal Money Market Funds commenced operations on April 11, 1994; the U.S. Government Select and California Municipal Money Market Funds commenced operations on December 12, and December 29, 1994, respectively; and the Select Equity and International Select Equity Funds commenced operations on April 6, and April 5, 1994, respectively.

         Northern Funds has also entered into a Distribution Agreement under which Sunstone, as agent, sells shares of each Fund on a continuous basis. Sunstone pays the cost of printing and distributing prospectuses to persons who are not shareholders of Northern Funds (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by Northern Funds to Sunstone for such distribution services.

         The Administration Agreement and the Distribution Agreement provide that Sunstone may render similar services to others so long as its services under the Agreements are not impaired thereby. The Administration and Distribution Agreements provide that Northern Funds will indemnify Sunstone against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of such Agreements) under certain circumstances.

SERVICE ORGANIZATIONS

         As stated in the Funds' Prospectus, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to .25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include: (a) processing dividend and distribution payments from a Fund; (b) providing information periodically to customers showing their share positions; (c) arranging for bank wires; (d) responding to customer inquiries; (e) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (f) forwarding shareholder communications; (g) assisting in processing share purchase, exchange and redemption requests from customers; (h) assisting customers in changing dividend options, account designations and addresses; and (i) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

         The Funds' arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees and (in the case of the Distribution and Service Plan) by the initial shareholder of Northern Funds. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

         The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Northern Funds will be committed to the discretion of such disinterested Trustees.

         For the fiscal period ended March 31, 1996, none of the Funds paid fees with respect to either of the Plans.

COUNSEL AND AUDITORS

         Drinker Biddle & Reath, with offices at Suite 1100, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, serve as counsel to Northern Funds.

         Arthur Andersen LLP, independent accountants, 33 West Monroe Street, Chicago, Illinois 60603-5385 serve as auditors for Northern Funds. The financial statements dated March 31, 1996, incorporated by reference into this Additional Statement have been incorporated in reliance on the report of Arthur Andersen LLP given on the authority of said firm as experts in auditing and accounting.

IN-KIND PURCHASES

         Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities. In addition, so long as shares in a Fund are offered or sold in Texas, any securities that are accepted as payment for the shares of the Fund will be limited to securities that are issued in transactions that involve a bona fide reorganization or statutory merger, or will be limited to other acquisitions of portfolio securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) that: (a) meet the investment objective and policies of the Portfolio; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of market; and (d) have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, New York Stock Exchange or Nasdaq or as evidenced by their status as U.S. Government Securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that are actively traded, money market securities and other like securities with a readily ascertainable value.

AUTOMATIC INVESTING PLAN

         The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

REDEMPTIONS AND EXCHANGES

         Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced will be processed on the next Business Day in the manner described above.

         Northern Funds reserves the right to make payment for redemptions in readily marketable securities. If this occurred, a shareholder would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. Northern Funds also reserves the right to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $750 and the shareholder does not increase such balance to $1,000 or more upon 30 days' notice. Northern Funds will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $750 solely because of a decline in the net asset value of the Fund's shares or because the shareholder has made an initial investment in a lower amount in accordance with the Automatic Investment Plan. Northern Funds may also redeem shares involuntarily if the redemption is appropriate to carry out Northern Funds' responsibilities under the 1940 Act (see, e.g., "Amortized Cost Valuation").

         Northern Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectus from time to time.

                             PERFORMANCE INFORMATION

MONEY MARKET FUNDS

         From time to time Northern Funds may advertise quotations of "yields" and "effective yields" with respect to each Money Market Fund, and "tax-equivalent yields" with respect to shares of the Municipal Money Market Fund and the California Municipal Money Market Fund, computed in accordance with a standardized method based upon the seven-day period ended on the date of calculation. In arriving at quotations as to "yield," Northern Funds first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period (such net change being inclusive of the value of any additional shares issued in connection with distributions of net investment income as well as net investment income accrued on both the original share and any such additional shares, but exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation), then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7. Based on the foregoing calculations, for the period ended March 31, 1996, the 7-day yields for the Money Market Funds, after fee waivers, were as follows: Money Market Fund, 4.90%; U.S. Government Money Market Fund, 4.78%; Municipal Money Market Fund, 3.05%; U.S. Government Select Money Market Fund, 4.91%; and California Municipal Money Market Fund, 3.08%. For the period ended March 31, 1996, the 7-day yields for the Money Market Funds, absent fee waivers, were as follows:
Money Market Fund, 4.73%; U.S. Government Money Market Fund, 4.50%; Municipal Money Market Fund, 2.86%; U.S. Government Select Money Market Fund, 4.71%; and California Municipal Money Market Fund, 2.98%.

         The "effective yield" with respect to the shares of a Money Market Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. Based on the foregoing calculations, for the period ended March 31, 1996, the 7-day effective yields for the Money Market Funds, after fee waivers, were as follows: Money Market Fund, 5.02%; U.S. Government Money Market Fund, 4.90%; Municipal Money Market Fund, 3.09%; U.S. Government Select Money Market Fund, 5.03%; and California Municipal Money Market Fund, 3.13%.

         "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate and then adding the product to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used. For the period ended March 31, 1996, and using a federal income tax rate of 31%, the 7-day tax-equivalent yields, after fee waivers, were 4.42% and 4.46% for the

Municipal Money Market and California Municipal Money Market Funds, respectively.

NON-MONEY MARKET FUNDS

         A Non-Money Market Fund calculates its "average annual total return" by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                         ERV 1/n
                                    T = [(-----)-1]
                                            P

         Where:            T =              average annual total return;

                           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                           P =              hypothetical initial payment of
                                            $1,000; and

                           n = period covered by the computation, expressed in years.

         Based on the foregoing calculations, the average annual total returns for the Non-Money Market Funds for the fiscal year ended March 31, 1996 and for the period from the respective dates they commenced operations to March 31, 1996, were as follows: U.S. Government Fund, 7.65% and 5.54%; Fixed Income Fund, 11.18% and 7.60%; Intermediate Tax-Exempt Fund, 6.81% and 5.58%; Tax-Exempt Fund, 7.80% and 6.78%; International Fixed Income Fund, 5.84% and 9.23%; Income Equity Fund, 20.41% and 10.92%; Growth Equity Fund, 25.13% and 15.63%; Select Equity Fund, 25.70% and 16.71%; Small Cap Fund, 24.09% and 11.69%; International Growth Equity Fund, 8.61% and 2.82%; and International Select Equity Fund, 10.20% and 3.96%. The Florida Intermediate Tax-Exempt Fund, Technology Fund and Stock Index Fund had not commenced operations during the fiscal year ended March 31, 1996. During these periods, Northern Trust and Sunstone waived a portion of their fees.

         A Non-Money Market Fund calculates its "aggregate total return" by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                                       ERV
                  Aggregate Total Return =          [(-----) - 1]
                                                        P


         The calculations are made assuming that (a) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (b) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. Based on the foregoing calculations, the aggregate total return for the Non-Money Market Funds for the periods from the respective dates they commenced operations to March 31, 1996, were as follows: U.S. Government Fund, 11.41%; Fixed Income Fund, 15.81%; Intermediate Tax-Exempt Fund, 11.48%; Tax-Exempt Fund, 14.04%; International Fixed Income Fund, 19.41%; Income Equity Fund, 23.07%; Growth Equity Fund, 33.93%; Select Equity Fund, 35.98%; Small Cap Fund, 24.79%; International Growth Equity Fund, 5.73%; and International Select Equity Fund, 8.04%. Based on the foregoing calculations, the aggregate total return for the Technology Fund for the period April 1, 1996 (commencement of operations) to September 30, 1996 was 22.88%. The Florida Intermediate Tax-Exempt Fund and Stock Index Fund had not commenced operations during these periods. During these periods, Northern Trust and Sunstone waived a portion of their fees.


         A Non-Money Market Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:

                                     a - b   6
                                     -----
                           Yield = 2[(cd + 1)   - 1]

Where:                     a =      dividends and interest earned during the
                                    period;

                           b = expenses accrued for the period (net of reimbursements);

                           c = average daily number of shares outstanding during the period entitled to receive dividends; and

                           d = net asset value per share on the last day of the period.

         Based on the foregoing calculations, for the 30-day period ended March 31, 1996, the yields for the U.S Government, Fixed Income, Intermediate Tax-Exempt, Tax-Exempt and International Fixed Income Funds, after fee waivers, were 5.11%, 5.56%, 3.67%, 4.39%
and 5.49%, respectively. Also for the 30-day period ended March 31, 1996, the yields for the U.S Government, Fixed Income, Intermediate Tax-Exempt, Tax-Exempt and International Fixed Income Funds, absent fee waivers, were 4.91%, 5.31%, 3.50%, 4.19% and 4.59%, respectively.


         A Non-Money Market Fund's "tax-equivalent" yield is computed by: (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the quotient to that portion, if any, of the Fund's yield that is not exempt from federal income tax. For the period ended March 31, 1996, and using a federal income tax rate of 31%, the 30-day tax-equivalent yields, after fee waivers, were 5.32% and 6.36% for the Intermediate Tax-Exempt and Tax-Exempt Funds, respectively.

GENERAL INFORMATION

         Any fees imposed by Northern Trust or other Service Organizations on their customers in connection with investments in the Funds are not reflected in Northern Funds' calculations of performance for the Funds.

         Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

         From time to time, a Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of Northern Trust as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may include lists of representative clients of Northern Trust. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data.

         The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

         A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

         Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.



                            AMORTIZED COST VALUATION

         As stated in the Prospectus, each Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, Northern Funds expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, Northern Funds' Board of Trustees, in supervising the Funds' operations and delegating special responsibilities involving portfolio management to Northern Trust, has established procedures that are intended, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference (the "Market Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference exceeds 1/2 of 1%, the Trustees' procedures provide that the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Fund, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00. Such reduction would be effected by having each shareholder proportionately contribute to the Fund's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.

         Rule 2a-7 requires that each Money Market Fund limit its investments to instruments which Northern Trust determines to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

                                      TAXES

         The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

         The discussions of federal and state tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

         Each Fund intends to qualify as a regulated investment company under
Part I of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the

"Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

         In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Test"). Interest (including original issue discount and accrued market discount) received by a Fund at maturity or on disposition of a security held for less than three months will not be treated as other income which is attributable to realized market appreciation, but will be treated as gross income from the sale or other disposition of securities for this purpose.

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

         Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

         In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Fund for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Income Equity Fund, Growth Equity Fund, Select Equity Fund and Small Cap Fund may constitute "qualifying dividends." The other Funds, however, are not expected to pay qualifying dividends.

         Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are currently taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (an effective marginal rate of 39% applies in the case of corporations with taxable incomes between $100,000 and $335,000, and an effective marginal rate of 38% applies in the case of corporations with taxable incomes between $15 million and $18,333,333).

         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

         The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

         Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FEDERAL - TAX-EXEMPT INFORMATION

         As described in the Prospectus, the Municipal Money Market, California Municipal Money Market, Intermediate Tax-Exempt, Tax- Exempt and Florida Intermediate Tax-Exempt Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Municipal Money Market, California Municipal Money Market, Intermediate Tax-Exempt, Tax-Exempt or Florida Intermediate Tax-Exempt Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         Interest on indebtedness incurred by a shareholder to purchase or carry Fund shares generally is not deductible for federal income tax purposes. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

         Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds.


TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

         Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement and on their ability to comply with the Short-Short Test described above.

         Generally, futures contracts, options on futures contracts and certain foreign currency contracts held by a Fund (collectively, the "Instruments") at the close of its taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales is treated as short-term capital gain or loss and 60% of such gain or loss is treated as long-term capital gain or loss without regard to the period the Fund holds the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to Instruments that are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which are also applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to Instruments that are part of a "mixed straddle" and are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified Instruments from the rules of Section 1256 of the Code including "the 40-60 rule" and the mark-to-market on gains and losses being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (a) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (b) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

         With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contact or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the Short-Short Test is met for a taxable year, increases and decreases in the value of the Fund's futures contacts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

         A foreign currency contract must meet the following conditions in order to be subject to the marking-to-market rules described above: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

         Some of the non-U.S. dollar denominated investments that certain Funds may make, such as foreign debt securities and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the marking-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

         Certain of the Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" from or a gain from the disposition of shares of a passive foreign investment company.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA
MUNICIPAL MONEY MARKET FUND

         Assuming the California Municipal Money Market Fund qualifies as a regulated investment company, it will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The Fund may be taxed on its undistributed taxable income. If for any year the California Municipal Money Market Fund does not qualify as a regulated investment company, all of the Fund's taxable income

(including interest income on California Municipal Instruments for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of (i) obligations the interest on which is exempt from taxation under the California Constitution or any California statute ("California Municipal Instruments") and (ii) obligations of the United States the interest on which is exempt from state income taxation under the United States Constitution or the laws of the United States ("Federal Obligations"), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The California Municipal Money Market Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the California Municipal Money Market Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The California Municipal Money Market Fund may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

         Within 60 days after the close of its taxable year, the California Municipal Money Market Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Municipal Instruments and Federal Obligations over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California Municipal Instruments held by the California Municipal Money Market Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Federal - Tax-Exempt Information" above.

         To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes. See "Federal - General Information" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Municipal Money Market Fund shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the taxable year.

         California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Municipal Money Market Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of the Fund's dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE FLORIDA
INTERMEDIATE TAX-EXEMPT FUND

         The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Intermediate Tax-Exempt Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

         The State of Florida currently imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. With respect to the first mill, or first
 .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $20,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $40,000. With respect to the last 1 mill, or last .10%, of the intangibles tax, every natural person is entitled each year to an exemption of the first $100,000 of the value of the property subject to the tax. A husband and wife filing jointly will have an exemption of $200,000. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government, its agencies and certain U.S. territories and possessions (such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year the portfolio of the Florida Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

         In order to take advantage of the exemption from the intangibles tax in any year, the Fund must sell any non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

         Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                              DESCRIPTION OF SHARES

         The Trust Agreement permits Northern Funds' Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios. Northern Funds may hereafter create series in addition to Northern Funds' existing series, which represent interests in nineteen portfolios, each of which is discussed in this Additional Statement. Under the terms of the Trust Agreement, each share of each Fund has a par value of

$.0001, represents a proportionate interest in the particular Fund with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Redeeming and Exchanging Shares" in the Prospectus. Pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC,
(b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. Northern Funds may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, Northern Funds reserves the right to adopt, by action of the Trustees, a policy pursuant to which it may, without shareholder approval, redeem upon not less than 30 days' notice all of a Fund's shares if such shares have an aggregate value below a designated amount and if the Trustees determine that it is not practical, efficient or advisable to continue the operation of such Fund and that any applicable requirements of the 1940 Act have been met. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of Northern Funds. Expenses with respect to the portfolios of Northern Funds are normally allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as Northern Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of Northern Funds voting together in the aggregate without regard to a particular investment portfolio.

         The term "majority of the outstanding shares" of either Northern Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.


         As of September 30, 1996, Northern and its affiliates held of record substantially all of the outstanding shares of the Non-Money Market Funds as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60657, and its affiliate banks held as beneficial owner five percent or more of the outstanding shares of the Non-Money Market Funds because they possessed sole or shared voting or investment power with respect to such shares. As of September 30, 1996, the name and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of the Money Market Fund were as follows: Northern Trust Bank--Miami on behalf of its customers, 23.25% and O.L. Thorne FBO Honore Wamsler, 7.82%. As of
September 30, 1996, the name and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of the U.S. Government Money Market Fund were as follows: Sunstone Investor Services LLC on behalf of of its customers, 9.56% and Northern Trust
Bank--Miami on behalf of its customers, 10.98%. As of September 30, 1996, the name and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of the Municipal Money Market Fund were as follows: Northern Trust Bank on behalf of its customers, 31.97%. As of September 30, 1996, the name and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of the U.S. Government Select Money Market Fund were as follows: Northern Trust Bank--Miami on behalf of its customers, 20.08%, Trane Rev. Tr. Frank Hood, 8.75% and RCR Holdings, 5.84%

As of September 30, 1996, the name and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of the California Municipal Money Market Fund were as follows: Lynch Family Residuary Trust, 8.08%. As of September 30, 1996, the name and share ownership of other entities or individuals which held of record or beneficially more than 5% of the outstanding shares of the Select Equity Fund were as follows: Donaldson Lufkin & Jenrette SECS corp. 6.13%. As of September 30, 1996, the name and share ownership of other entities or individuals which held of record or beneficially more than 5% of the outstanding shares of the International Select Equity Fund were as follows: James L. Knight 1969 TRST SUB ACCT Trust Cash Processing Unit - Miami, 5.35%. As of September 30, 1996, the name and share ownership of other entities or individuals which held of record of beneficially more than 5% of the outstanding shares of the Florida Intermediate Tax-Exempt Fund were as follows: Barbara Thomas Trust Cash Processing Unit - Miami, 20.04%; C. William Kraft, Jr. Trust Cash Processing Unit - Miami, 5.23% and Audra Hanna Trust Cash Processing Unit - Miami 5.01%. The address of all of the above persons is c/o The Northern Trust Bank, 50 S. LaSalle Street, Chicago, Illinois 60657.


         As a general matter, Northern Funds does not hold annual or other meetings of shareholders. This is because the Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

         Under Massachusetts law, there is a possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust Agreement contains an express disclaimer of shareholder (as well as Trustee and officer) liability for acts or obligations of Northern Funds and requires that notice of such disclaimer be given in each contract, undertaking or instrument entered into or executed by Northern Funds or the Trustees. The Trust Agreement provides for indemnification out of Trust property of any shareholder charged or held personally liable for the obligations or liabilities of Northern Funds solely by reason of being or having been a shareholder of Northern Funds and not because of such shareholder's acts or omissions or for some other reason. The Trust Agreement also provides that Northern Funds shall, upon proper and timely request, assume the defense of any charge made against any shareholder as such for any obligation or liability of Northern Funds and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Northern Funds itself would be unable to meet its obligations.

         The Trust Agreement provides that each Trustee of Northern Funds will be liable for his own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee ("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that Northern Funds will indemnify Trustees and officers of Northern Funds against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with Northern Funds, except that no Trustee or officer will be indemnified against any liability to Northern Funds or its shareholders to which he would otherwise be subject by reason of disabling conduct.

         The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

                              FINANCIAL STATEMENTS

         The audited financial statements and related report of the Trust's independent auditors, contained in the annual report to shareholders for the fiscal year ended March 31, 1996 (the "Annual Report"), are hereby incorporated herein by reference. No other part of the Annual Report is incorporated by reference herein. Copies of the Annual Report may be obtained by writing to the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60690-9069 or by calling 1-800-595-9111.


                                OTHER INFORMATION

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by Northern Funds' Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                  "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

                  "B" - Issue has only a speculative capacity for timely payment.

                  "C" - Issue has a doubtful capacity for payment.

                  "D" - Issue is in payment default.


                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuer does not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                  "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                  The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.


MUNICIPAL NOTE RATINGS

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest.

Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


                  As stated in the Prospectus, the Funds (other than the Money Market Funds) may enter into certain futures transactions.
Such transactions are described in this Appendix.


I.  Interest Rate Futures Contracts

                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II.  Index Futures Contracts

                  General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. With regard to each Fund, to the extent consistent with its investment objective, Northern Trust anticipates engaging in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

                  A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

                  In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III.     Futures Contracts on Foreign Currencies

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments

                  Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, Northern Trust may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.  Risks of Transactions in Futures Contracts

                  There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by Northern Trust. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Northern Trust. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

                  When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by a Fund is also subject to Northern Trust's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts

                  A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII.  Other Matters

                  Accounting for futures contracts will be in accordance with generally accepted accounting principles.

NORTHERN TECHNOLOGY FUND                                              APPENDIX C


STATEMENT OF ASSETS AND LIABILITIES               September 30, 1996 (Unaudited)
--------------------------------------------------------------------------------
Amounts in thousands, except per share data


ASSETS:
  Investments, at value (cost $20,089)                                 $ 23,033
  Cash                                                                        3
  Income receivable                                                           5
  Receivable from Adviser                                                     1
  Prepaid and other assets                                                    8
-------------------------------------------------------------------------------

      Total Assets                                                       23,050
-------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities purchased                                          180
  Accrued investment advisory fees                                            3
  Accrued administration fees                                                 1
  Accrued transfer agent fees                                                 1
  Accrued registration fees and other liabilities                             9
-------------------------------------------------------------------------------

      Total Liabilities                                                     194
-------------------------------------------------------------------------------

      Net Assets                                                       $ 22,856
-------------------------------------------------------------------------------


ANALYSIS OF NET ASSETS:
  Capital stock                                                        $ 20,086
  Accumulated net investment loss                                           (34)
  Accumulated net realized losses on investments                           (140)
  Net unrealized appreciation on investments                              2,944
-------------------------------------------------------------------------------

      Net Assets                                                       $ 22,856
-------------------------------------------------------------------------------

SHARES OUTSTANDING ($.0001 PAR VALUE,
  UNLIMITED AUTHORIZATION)                                                1,860

NET ASSET VALUE, REDEMPTION
  AND OFFERING PRICE PER SHARE                                         $  12.29

See Notes to the Financial Statements.

NORTHERN TECHNOLOGY FUND


STATEMENT OF OPERATIONS          Six Months Ended September 30, 1996 (Unaudited)
--------------------------------------------------------------------------------
Amounts in thousands


INVESTMENT INCOME:
  Dividend income                                                       $    41
-------------------------------------------------------------------------------

EXPENSES:
  Investment advisory fees                                                   64
  Custody and accounting fees                                                32
  Professional fees                                                          18
  Registration fees                                                          13
  Administration fees                                                         9
  Transfer agent fees                                                         6
  Trustees' fees                                                              2
  Other                                                                       1
-------------------------------------------------------------------------------

    Total Expenses                                                          145
      Less: Voluntary waivers of investment advisory and
        administration fees                                                  (6)
      Less: Reimbursement of expenses by Adviser                            (64)
-------------------------------------------------------------------------------

      Net Expenses                                                           75
-------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                         (34)
-------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES):
  Net realized losses on investments                                       (140)
  Net change in unrealized appreciation on investments                    2,944
-------------------------------------------------------------------------------

    Net Gains on Investments                                              2,804
-------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                             $ 2,770
-------------------------------------------------------------------------------

See Notes to the Financial Statements.

NORTHERN TECHNOLOGY FUND


STATEMENT OF CHANGES IN NET ASSETS           Six Months Ended September 30, 1996 (Unaudited)
----------------------------------------------------------------------------------------------
Amounts in thousands


OPERATIONS:
  Net investment loss                                                                 $    (34)
  Net realized losses on investments                                                      (140)
  Net change in unrealized appreciation on investments                                   2,944
----------------------------------------------------------------------------------------------

    Net Increase in Net Assets Resulting from Operations                                 2,770
----------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                                           20,373
  Shares redeemed                                                                         (287)
----------------------------------------------------------------------------------------------

    Net Increase in Net Assets Resulting from
      Capital Share Transactions                                                        20,086
----------------------------------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                                            22,856

NET ASSETS:
  Beginning of period                                                                        -
----------------------------------------------------------------------------------------------

  End of period                                                                       $ 22,856
----------------------------------------------------------------------------------------------
ACCUMULATED NET INVESTMENT LOSS                                                       $    (34)
----------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

NORTHERN TECHNOLOGY FUND


FINANCIAL HIGHLIGHTS             Six Months Ended September 30, 1996 (Unaudited)
-------------------------------------------------------------------------------
Selected per share data

NET ASSET VALUE, BEGINNING OF PERIOD                                  $   10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                     (0.02)
  Net realized and unrealized gains on investments                         2.31
-------------------------------------------------------------------------------

  Total Income from Investment Operations                                  2.29
-------------------------------------------------------------------------------


NET ASSET VALUE, END OF PERIOD                                        $   12.29
-------------------------------------------------------------------------------

TOTAL RETURN                                                              22.88%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period                             $  22,856
  Ratio to average net assets of:(1)
    Expenses, net of waivers and reimbursements                            1.25%
    Expenses, before waivers and reimbursements                            2.42%
    Net investment loss, net of waivers and reimbursements                (0.57)%
    Net investment loss, before of waivers and reimbursements             (1.74)%

PORTFOLIO TURNOVER RATE                                                   14.81%
AVERAGE COMMISSION PER SHARE (2)                                      $  0.0671


(1)   Annualized.

(2) The Fund is required to disclose its average commission rate per share for equity security trades on which commissions are charged. This amount may vary from period to period depending on the mix of trades executed in the various markets where practices and commission rate structures may differ.

See Notes to the Financial Statements.

NORTHERN TECHNOLOGY FUND                                                                 September 30, 1996 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
                             Number                                                                              Value
                           of Shares                                                                            (000s)
-----------------------------------------------------------------------------------------------------------------------

                                                 COMMON STOCKS - 97.0%

                                                 AEROSPACE/DEFENSE EQUIPMENT - 0.4%
                                    6,300        REMEC, Inc.  *                                                 $   89
                                                                                                                 -----

                                                 COMMUNICATIONS EQUIPMENT - 20.5%
                                   15,575        3Com Corp.                                                        935
                                    5,775        ADC Telecommunications, Inc.                                      370
                                    4,500        Ascend Communications, Inc.                                       297
                                    9,050        Bay Networks, Inc.                                                247
                                   17,975        Cisco Systems, Inc.                                             1,115
                                    4,000        Coherent Communications Systems Corp.                              76
                                   11,600        Ericsson (L.M.) Telephone Co. ADR Class B                         294
                                    5,000        General Instrument Corp.                                          124
                                    6,000        Lightbridge, Inc.                                                  71
                                    6,300        Newbridge Networks Corp.                                          401
                                   10,700        Tellabs, Inc.                                                     756
                                                                                                                 -----
                                                                                                                 4,686
                                                                                                                 -----

                                                 COMPUTER PERIPHERALS - 6.0%
                                   18,325        EMC Corp.                                                         415
                                   10,000        HMT Technology Corp.                                              217
                                   13,075        Seagate Technology, Inc.                                          730
                                                                                                                 -----
                                                                                                                 1,362
                                                                                                                 -----

                                                 COMPUTER SOFTWARE & SERVICES - 36.9%
                                    8,950        Adobe Systems, Inc.                                               333
                                    7,175        America On-Line, Inc.                                             256
                                    2,500        Broderbund Software, Inc.                                          72
                                    4,287        Cadence Design System, Inc.                                       153
                                    5,000        Check Point Software Technologies Ltd.                            169
                                    9,662        Computer Associates International, Inc.                           577
                                    7,375        Computer Sciences Corp.                                           567
                                   10,000        Dassault Systemes S.A. ADR                                        419
                                   13,500        Electronic Arts, Inc.                                             505
                                    6,500        Electronic Data Systems Corp.                                     399
                                      900        Forte Software, Inc.                                               35
                                    9,075        Gartner Group, Inc. Class A                                       309
                                    4,500        HNC Software, Inc.                                                180
                                    7,000        Industri-Matematik International Corp.                             87
                                    2,000        Inso Corp.                                                        109
                                    5,000        Intelligroup, Inc.                                                 69
                                    1,800        International Network Services                                     63
                                    1,800        Intuit Inc.                                                        57
                                    3,375        McAfee Associates, Inc.                                           233
                                    6,525        Microsoft Corp.                                                   860
                                    6,000        Objective Systems Integrators, Inc.                               124
                                   17,287        Oracle Corp.                                                      736
                                   10,750        Parametric Technology Corp.                                       531
                                    6,650        Peoplesoft, Inc.                                                  554
                                    3,089        Pure Atria Corp.                                                  117
                                    4,900        Siebel Systems, Inc.                                              204
                                    9,000        Synopsys, Inc.                                                    415
                                    9,500        Technology Modeling Associates, Inc.                              124
                                   10,000        USCS International, Inc.                                          175
                                                                                                                 -----
                                                                                                                 8,432
                                                                                                                 -----

See Notes to the Financial Statements.

NORTHERN TECHNOLOGY FUND                                                                   September 30, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
                             Number                                                                                Value
                           of Shares                                                                               (000s)
-------------------------------------------------------------------------------------------------------------------------

                                                COMPUTER SYSTEMS - 12.1%
                                    6,525       Dell Computer Corp.                                             $    507
                                    5,700       Gateway 2000, Inc.                                                   273
                                   14,975       Hewlett-Packard Co.                                                  730
                                    4,525       International Business Machines Corp.                                563
                                    9,750       Silicon Graphics, Inc.                                               216
                                    7,800       Sun Microsystems, Inc.                                               485
                                                                                                                 -------
                                                                                                                   2,774
                                                                                                                 -------

                                                DATA PROCESSING - 4.0%
                                   10,400       Automatic Data Processing                                            454
                                    5,550       First Data Corp.                                                     453
                                                                                                                 -------
                                                                                                                     907
                                                                                                                 -------

                                                ELECTRICAL & ELECTRONIC COMPONENTS - 14.1%
                                   10,000       Analog Devices, Inc.                                                 271
                                    4,350       Applied Materials, Inc.                                              120
                                    2,000       Cymer, Inc.                                                           36
                                    3,500       DuPont Photomasks, Inc.                                               98
                                   11,250       Intel Corp.                                                        1,074
                                   11,325       KLA Instruments Corp.                                                255
                                   11,625       Linear Technology Corp.                                              429
                                    1,925       Motorola, Inc.                                                        99
                                    5,800       Texas Instruments, Inc.                                              320
                                   15,275       Xilinx, Inc.                                                         519
                                                                                                                 -------
                                                                                                                   3,221
                                                                                                                 -------

                                                INDUSTRIAL AUDIO/VIDEO PRODUCTS - 1.0%
                                   15,000       SRS Labs, Inc.                                                       232
                                                                                                                 -------


                                                MEDICAL PRODUCTS & PHARMACEUTICALS - 2.0%
                                    2,500       Applied Analytical Industries, Inc.                                   57
                                    1,800       Arterial Vascular Engineering, Inc.                                   48
                                    1,500       Heartport, Inc.                                                       39
                                    5,000       QIAGEN N.V.                                                          147
                                    2,500       Sonus Pharmaceuticals, Inc.                                           47
                                    6,500       Ventana Medical, Inc.                                                120
                                                                                                                 -------
                                                                                                                     458
                                                                                                                 -------

                                                Total Common Stocks
                                                (cost $19,217)                                                    22,161
                                                                                                                 --------


See Notes to the Financial Statements.

NORTHERN TECHNOLOGY FUND                                                                 September 30, 1996 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
                           Principal
                             Amount                                                                             Value
                             (000s)                                                                             (000s)
-----------------------------------------------------------------------------------------------------------------------

                                          SHORT-TERM INVESTMENT - 3.8%

                       $872               Berliner Handels Und Frankfurter,
                                          Grand Cayman Islands,
                                          5.875%, 10/1/96                                                       $   872
                                                                                                                 ------

                                          Total Short-Term Investment
                                          (cost $872)                                                               872
                                                                                                                 ------

                                          Total Investments - 100.8%
                                          (cost $20,089)                                                         23,033

                                          Liabilities less Other Assets - (0.8)%                                   (177)
                                                                                                                  -----

                                          NET ASSETS - 100.0%                                                   $22,856
                                                                                                                 ======


* Non - income producing.
See Notes to the Financial Statements.

                            NORTHERN TECHNOLOGY FUND
                        NOTES TO THE FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)


1.  ORGANIZATION

Northern Funds was organized October 12, 1993 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as an open-end management investment company consisting of 18 portfolios. The Technology Fund (the "Fund") is a separate, diversified investment portfolio of Northern Funds. The Fund seeks long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. The Fund commenced investment operations on April 1, 1996.

The Fund has entered into an Investment Advisory Agreement with The Northern Trust Company ("Northern Trust" or the "Adviser"). Northern Trust also serves as custodian, fund accountant and transfer agent for the Fund.


2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

a. VALUATION OF SECURITIES - Short-term investments held by the Fund are valued using the amortized cost method, which approximates market value. Under this method, investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Securities which are traded on a recognized U.S. or foreign securities exchange are generally valued at the last quoted sales price on the securities exchange on which the securities are primarily traded. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are generally valued at the last sales price. Any securities for

                            NORTHERN TECHNOLOGY FUND
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)


which no current quotations are readily available are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Trustees.

b. INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis and includes amortization of discounts and premiums. Dividends from foreign securities are recorded on ex-date, or as soon as the information is available.

c. EXPENSES - The Fund is charged for those expenses that are directly attributable to the Fund. Expenses that are not directly attributable to the Fund are typically allocated among the Northern Funds in proportion to their respective net assets.

d. DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. No dividends or distributions were paid during the six months ended September 30, 1996.

e. FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Fund intends to comply with the requirements of the Internal Revenue Code available to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.


3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its advisory agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.20% as applied to the Fund's daily net assets. For the six months ended September 30, 1996, the Adviser voluntarily agreed to waive a portion of its advisory fees as applied to the Fund's daily net assets, resulting in a net advisory fee after waivers of 1.00%. For the six months ended September 30, 1996, Northern Trust had also agreed to reimburse the Fund as shown on the accompanying Statement of Operations to adhere to the expense limitation of 1.25%.

The Fund has entered into an administrative agreement with Sunstone Financial Group, Inc. ("Sunstone") for certain administrative services. Pursuant to its administrative agreement with the Fund, Sunstone is entitled to receive a fee, computed daily and

                            NORTHERN TECHNOLOGY FUND
                  NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)


payable monthly, at the annual rate of 0.15% of the Fund's daily net assets. For the six months ended September 30, 1996, Sunstone voluntarily agreed to waive a portion of its administration fees as shown on the accompanying Statement of Operations.

4.  BANK LOANS

Northern Funds maintains a $5,000,000 revolving bank credit line and a $15,000,000 conditional revolving credit line for liquidity and other purposes. Borrowings under this arrangement bear interest at 1% above the Fed Funds rate and are secured by pledged securities equal to or exceeding 120% of the outstanding balance.

There were no borrowings under the agreement during the six months ended September 30, 1996.

5.   INVESTMENT TRANSACTIONS
      (amounts in thousands)

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended September 30, 1996, were $21,346 and $1,989, respectively. For the six months ended September 30, 1996 there were no purchases or sales of U.S. Treasury obligations.

At September 30, 1996, for federal income tax purposes, gross unrealized appreciation was $3,507, gross unrealized depreciation was $563, net unrealized appreciation on investments was $2,944 and cost basis of securities was $20,089.


6.     CAPITAL SHARE TRANSACTIONS
       (amounts in thousands)

Transactions of shares of the Fund for the six months ended September 30, 1996 were as follows:

      Shares sold                         1,885
      Shares redeemed                       (25)
                                          -----
      Net increase                        1,860
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